UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

☒ Filed by the Registrant                          ☐ Filed by a party other than the Registrant

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Aprea Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

3805 Old Easton Road

Doylestown, PA 18902

2026 ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 16, 2026

April 30, 2026

Dear Stockholder:

I am pleased to invite you to attend Aprea Therapeutics, Inc.’s 2026 Annual Meeting of Stockholders, or Annual Meeting, which will be held on Tuesday, June 16, 2026, at 9:00 a.m., Eastern Time. This year’s Annual Meeting will be held virtually via live webcast on the Internet. Stockholders will be able to attend the meeting, vote and submit questions via the Internet at www.virtualshareholdermeeting.com/APRE2026 by using the 16-digit control number included in your proxy materials.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of the 2026 Annual Meeting of Stockholders and Proxy Statement. Other than the proposals described in the Proxy Statement, the Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to review the proxy materials and submit your vote via the Internet, telephone or mail as soon as possible.

On behalf of the Board of Directors, I would like to express our appreciation for your ongoing support of Aprea Therapeutics.

Sincerely,

Oren Gilad, Ph.D.
Chief Executive Officer

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Aprea Therapeutics, Inc.’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held as a virtual meeting via live webcast on the Internet. At the Annual Meeting, stockholders will be asked to vote:

●	to elect the three director nominees who are named in the attached Proxy Statement to serve as Class I directors;
●	to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2026 fiscal year;
●	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, and to authorize the Board to effect a reverse stock split of the Common Stock at a ratio of not less than one-for-three and not more than one-for-eight of the Common Stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion (without reducing the authorized number of shares of the Common Stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”);
●	to approve, by non-binding advisory vote, the compensation of our named executive officers;
●	to approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers;
●	to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3; and
●	to transact any such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

MEETING INFORMATION:

Date:	June 16, 2026

Time:	9:00 a.m. Eastern Time

Virtual Location:	www.virtualshareholdermeeting.com/APRE2026

Record Date:	You can participate in the virtual annual meeting and vote if you were a stockholder of record on April 21, 2026.

Your vote matters. Whether or not you plan to attend the virtual Annual Meeting, please ensure that your shares are represented by voting promptly. Specific instructions on how to vote via the Internet, telephone or mail or virtually at the Annual Meeting are described in the accompanying Proxy Statement.

By Order of the Board of Directors,

John P. Hamill Corporate Secretary April 30, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON JUNE 16, 2026. This Notice of the Annual Meeting, the accompanying Proxy Statement and our 2025 Annual Report on Form 10-K are available by visiting http://www.proxyvote.com using the 16-digit control number included in your proxy materials.

ITEMS TO BE VOTED ON:	37

PROPOSAL 1: ELECTION OF THREE CLASS I DIRECTORS FOR THREE-YEAR TERMS EXPIRING IN 2029	37

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026	37

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND TO AUTHORIZE THE BOARD TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK	38
PROPOSAL 4: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	47

PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY “SAY ON PAY” VOTES	47
PROPOSAL 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 3	48

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	49

EXECUTIVE COMPENSATION	50

2025 SUMMARY COMPENSATION TABLE	51

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2025	53

PRACTICES RELATED TO THE GRANT OF EQUITY AWARDS	55

RETIREMENT PLAN	55

PAY VERSUS PERFORMANCE	55

EQUITY COMPENSATION PLAN INFORMATION	58

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	59

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	60

DELINQUENT SECTION 16(A) REPORTS	64

OTHER INFORMATION	64

OTHER MATTERS	64

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS OR NOMINATIONS FOR NEXT YEAR’S ANNUAL MEETING	64

AVAILABILITY OF MATERIALS	64

APPENDIX A	65

Aprea Therapeutics, Inc.

3805 OLD EASTON ROAD

DOYLESTOWN, PA 18902

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD VIRTUALLY ON JUNE 16, 2026

INTRODUCTION

This Proxy Statement, the proxy card and the Notice of Annual Meeting are being provided in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Aprea Therapeutics, Inc., a Delaware corporation (“Aprea,” the “Company,” “we,” “us” or “our”), for use at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held via live webcast at www.virtualshareholdermeeting.com/APRE2026 on June 16, 2026 at 9:00 a.m., Eastern time as a virtual meeting, and any adjournments or postponements thereof.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 21, 2026 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy statement. For additional details regarding the Annual Meeting and voting generally, please refer to the section of this Proxy Statement entitled “General Information About the Annual Meeting.”

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PROXY SUMMARY

To assist you in reviewing the proposals to be considered at the Annual Meeting, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2025 Annual Report on Form 10-K in full.

Summary of Stockholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of Three Class I Directors for Three-Year Terms Expiring at the 2029 Annual Meeting of Stockholders Class I:	Page 37	✓ FOR Each Nominee
Marc Duey Richard Peters, M.D. Bernd R. Seizinger, M.D., Ph.D.
Item 2: Ratification of Appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2026	Page 37	✓ FOR

Item 3: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, and to authorize the Board to effect a reverse stock split of the Common Stock at a ratio of not less than one-for-three and not more than one-for-eight of the Common Stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion (without reducing the authorized number of shares of the Common Stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”).

	Page 37	✓ FOR
Item 4: Advisory Vote on the Compensation of our Named Executive Officers	Page 37	✓ FOR
Item 5: Advisory Vote on the Frequency of Future Advisory “Say On Pay” Votes	Page 37	✓ FOR
Item 6: Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.	Page 37	✓ FOR

Our Director Nominees

You are being asked to vote on the election of Marc Duey, Richard Peters, M.D., Ph.D. and Bernd R. Seizinger, M.D., Ph.D. as Class I directors, each to serve for a three-year term expiring at our 2029 Annual Meeting of Stockholders. Each director will hold office until his or her successor is elected and qualified or until the director’s earlier death, resignation, or removal.

Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Mr. Duey, Dr. Peters and

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Dr. Seizinger. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

Name	Age	Director Since	Occupation	Independent	AC	CC	NCGC	R&D	Other Current Public Company Boards
Marc Duey	70	2022	Managing Partner of Duce Management, LLC	Yes	-	M	-	-	None.
Richard Peters, M.D., Ph.D.	63	2020	None.	Yes	-	C	-	-	Kineta, Inc., Pharming Group N.V.
Bernd R. Seizinger, M.D., Ph.D.	69	2015	None.	Yes	M	-	M	C	Aptose Biosciences Inc., Oncolytics Biotech Inc. and BioInvent International AB

AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee R&D = Research and Development Committee		M = Member

Corporate Governance Summary Facts

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Item
Size of Board	9
Number of Independent Directors	8 out of 9 (88%)
Chairman of the Board	Richard Peters, M.D., Ph.D.
Separate Chairman and CEO	Yes
All Non-Employee Directors and Board Committee Members are Independent	Yes
Board Self-Evaluation	Periodic
Review of Independence of Board and Committees	Annual
Independent Directors Regularly Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Directors Have Access to All Levels of Management and are Provided with Opportunities to Meet with Members of Management on a Regular Basis	Yes
Corporate Governance Guidelines	Yes

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Q:          Who can vote at the Annual Meeting?

A:          Only stockholders of record of our common stock at the close of business on April 21, 2026 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote their shares of our common stock that they held on that date at the Annual Meeting. As of that date, 12,382,776 shares of our common stock were outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Q:          What am I being asked to vote on?

A:          You are being asked to vote on six proposals:

●	Proposal 1: to elect three Class I directors for three-year terms expiring at the 2029 Annual Meeting of Stockholders.
●	Proposal 2: to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
●	Proposal 3: to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, and to authorize the Board to effect a reverse stock split of the Common Stock at a ratio of not less than one-for-three and not more than one-for-eight of the Common Stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion (without reducing the authorized number of shares of the Common Stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”).
●	Proposal 4: to approve, by non-binding advisory vote, the compensation of our named executive officers.
●	Proposal 5: to approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers.
●	Proposal 6: to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

Q:          How do I vote?

A:          Stockholder of Record – Shares Registered in Your Name

If you are a stockholder of record, you may vote in any of the following manners:

Mailing your signed proxy card or voter instruction card.	Using the Internet at www.proxyvote.com (have your proxy card or Internet Notice when you visit the website)	Calling toll-free at 1-800-690-6903 (have your proxy card or Internet Notice when you call).

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Whether or not you plan to attend the Annual Meeting, we urge you to vote promptly by mail, Internet, or telephone to ensure your vote is counted. The Internet and telephone voting facilities for eligible stockholders of record will close at 11:59 p.m. Eastern Time on June 15, 2026. Proxy cards submitted by mail must be received by the close of business on June 15, 2026 to be counted.

Beneficial Owner - Shares Registered in the Name of Broker, Bank of Other Nominee (“Street Name”)

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares held in Street Name. The Internet Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you must follow the voting instructions provided by your broker, bank, or other holder in order to instruct your broker, bank, or other holder of record on how to vote your shares by using the proxy card included in the materials made available.

Voting During the Annual Meeting

Both stockholders of record and beneficial owners will be able to vote during the Annual Meeting by logging into www.virtualshareholdermeeting.com/APRE2026 using the 16-digit control number included in your proxy materials. If you cast your vote prior to the Annual Meeting, there is no need to vote again at the Annual Meeting. Any vote cast during the Annual Meeting will revoke a previously submitted proxy. Even if you plan to attend the virtual Annual Meeting, we encourage you to vote in advance by mail, Internet or telephone so that your vote will be counted even if you later decide not to attend the Annual Meeting.

Q:          How does the Board of Directors recommend I vote on the Proposals?

A:          Our Board of Directors recommends that you vote:

●	FOR the election of each of the director nominees named in this Proxy Statement (Proposal 1).
●	FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2).
●	FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, and to authorize the Board to effect a reverse stock split of the Common Stock at a ratio of not less than one-for-three and not more than one-for-eight of the Common Stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion (without reducing the authorized number of shares of the Common Stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (Proposal 3).
●	FOR the non-binding advisory vote on the compensation of our named executive officers (Proposal 4).
●	FOR the non-binding advisory vote on the frequency of future votes on the compensation of our named executive officers (Proposal 5).
●	FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3 (Proposal 6).

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Q:          How will my shares be voted? Can I change my vote?

A:          In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. You may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

●	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.
●	Sign a new proxy card and submit it by mail, which must be received no later than the close of business on June 15, 2026. Only your latest dated proxy card will be counted.
●	Attend the virtual Annual Meeting and vote during the meeting. Attending the virtual Annual Meeting will not by itself revoke a previously granted proxy.
●	Give our Corporate Secretary written notice no later than the close of business on June 15, 2026 that you want to revoke your proxy.

If your shares are held in Street Name, you should follow the instructions provided by your broker, bank, or other holder of record to revoke previously submitted voting instructions.

Q:          What is the deadline for voting?

A:          The deadline for voting by telephone or Internet prior to the Annual Meeting is 11:59 p.m. Eastern Time on June 15, 2026. You may also vote during the virtual Annual Meeting.

Q:          What are “broker non-votes” and how many votes are needed to approve each proposal?

A:          As the beneficial owner of shares held in Street Name, you may direct your broker, bank, or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting. A broker non-vote occurs when a broker or other nominee that holds

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shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares.

If you are a beneficial owner of shares held in Street Name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters (Proposal 2, Proposal 3 and Proposal 6 in this Proxy Statement) but cannot vote on “non-routine” matters (Proposal 1, Proposal 4 and Proposal 5 in this Proxy Statement).

The following table summarizes the vote required for and how broker non-votes and abstentions are treated with respect to our proposals:

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Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting

Election of Three Class I Directors for Three-Year Terms Expiring at the 2029 Annual Meeting of Stockholders	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Ratification of Appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for fiscal year 2026	Majority of the shares of common stock present and entitled to vote	Abstentions will count as a vote “against” and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, and to authorize the Board to effect a reverse stock split of the Common Stock at a ratio of not less than one-for-three and not more than one-for-eight of the Common Stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion (without reducing the authorized number of shares of the Common Stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”).

	Majority of the shares of common stock present and entitled to vote	Abstentions will count as a vote “against” and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

Non-binding advisory vote on the compensation of our named executive officers	Majority of the shares of common stock present and entitled to vote	Abstentions will count as a vote “against” and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Non-binding advisory vote on the frequency of future votes on the compensation of our named executive officers	Majority of the shares of common stock present and entitled to vote	Abstentions will count as a vote “against” and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3	Majority of the shares of common stock present and entitled to vote	Abstentions will count as a vote “against” and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

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Q:          What is the quorum requirement?

A:          We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the meeting, either virtually in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting. For the purpose of establishing a quorum, abstentions and broker non-votes are counted as shares represented toward the quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy or the chairman of the meeting may adjourn the meeting to another date.

Q:          Why are you holding a virtual Annual Meeting?

A:          To provide access to the Annual Meeting for our stockholders regardless of geographic location, the Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to ensure that our stockholders who attend the Annual Meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. The live webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.virtualshareholdermeeting.com/APRE2026 and a recording will be available for one year following the Annual Meeting on the same website.

Q:          How do I attend, vote shares and ask questions at the virtual Annual Meeting?

A:          To attend and participate in the virtual Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, please visit www.virtualshareholdermeeting.com/APRE2026 and use the 16-digit control number included on your proxy materials to log onto the website. Instructions on how to connect to the Annual Meeting and participate via the Internet are posted at www.virtualshareholdermeeting.com/APRE2026. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting as a guest, but you will not be able to vote your shares or submit questions during the Annual Meeting.

The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage stockholders to login to the website and access the webcast before the Annual Meeting’s start time. Online check-in will begin, and stockholders may begin submitting written questions, at 8:45 a.m. Eastern Time, and you should allow ample time for check-in procedures.

You will be permitted to submit your questions during the meeting to be addressed by management during a question-and-answer session as time allows. Such questions must be confined to matters properly before the Annual Meeting and of general company concern. Additional information regarding questions submitted during the meeting will be available in the rules of conduct for the meeting available at www.virtualshareholdermeeting.com/APRE2026.

Q:          How can I get help if I have trouble checking in or listening to the meeting online?

A:          We will have technicians ready to assist you with any technical difficulties you have accessing the virtual Annual Meeting or submitting questions. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page.

Q:          Who will bear the cost of soliciting votes for the Annual Meeting?

A:          The Company will bear all expenses of this solicitation, including the cost of preparing and providing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers, and employees may also solicit proxies in person or by other means of communication. We will not additionally compensate those directors, officers and employees but we may reimburse them for reasonable out-of-pocket expenses in connection with such solicitation.

Q:          How can I know the voting results?

A:          We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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Q:          Are stockholders entitled to any appraisal or similar rights of dissenters?

A:          Our stockholders are not entitled to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock, under the General Corporation Law of the State of Delaware, our Certificate of Incorporation, as amended, or Amended and Restated Bylaws (our “Bylaws”), with respect to any of the proposals to be considered at the Annual Meeting.

Our Board of Directors is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

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BOARD OF DIRECTORS

Our Board of Directors has nominated Marc Duey, Richard Peters, M.D., Ph.D. and Bernd R. Seizinger, M.D., Ph.D. as Class I directors, each to serve for a three-year term expiring at our 2029 Annual Meeting of Stockholders.

CLASSIFIED BOARD OF DIRECTORS

Our Board of Directors is the Company’s ultimate decision-making body, except with respect to those matters reserved for the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as practicable, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company.

The composition of our Board is as follows:

Class I

Marc Duey

Richard Peters, M.D., Ph.D.

Bernd R. Seizinger, M.D., Ph.D.

Class II

Michael Grissinger

Gabriela Gruia, M.D.

Rifat Pamukcu, M.D.

Class III

Jean-Pierre Bizzari, M.D.

Oren Gilad, Ph.D.

John B. Henneman III

Each of the current Class I directors have been nominated by our Board of Directors for election at the Annual Meeting for three-year terms that will expire at the 2029 Annual Meeting of Stockholders. Each director will hold office until his or her successor is elected and qualified or until the director’s earlier death, resignation, or removal.

BOARD STRUCTURE AND COMPOSITION

The Nominating and Corporate Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. This Committee regularly reviews director competencies, qualities, and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development, and succession planning.

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Our Bylaws provide that the number of members of our Board of Directors shall be fixed by the Board from time to time. Our Board is currently fixed at nine members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that the committee believes are qualified to become Board members.

CRITERIA FOR BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

General Criteria

• ability to contribute to the Board’s range of talent, skill, and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:

o experience at senior levels in public companies,

o technology and financial expertise, and

o

 experience in leadership roles in life sciences and healthcare fields, including experience in the areas of development and commercialization of drug products, particularly in the therapeutic areas served by our product candidates, and pharmaceutical manufacturing and quality control, including oversight and expansion of contract manufacturing and development operations;

• personal integrity and ethical character, commitment and independence of thought and judgment;

• capability to fairly and equally represent our stockholders;

•

confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company;

• willingness and ability to devote sufficient time, energy, and attention to the affairs of the Company and the Board; and

• lack of actual and potential conflicts of interest.

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience, and skills of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas:

Director Skills Criteria
Business Leadership & Operations	International Business

Medicine & Science	Risk Management

Life Sciences, Healthcare & Public Health	Government, Regulatory & Public Policy

Pharmaceutical Product Reimbursement	Pharmaceutical Manufacturing & Supply

Pharmaceutical Marketing & Sales	Technology

Financing & Accounting

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SELECTION OF CANDIDATES

Director Skill Set Considerations

In recruiting and selecting Board candidates, the Nominating and Corporate Governance Committee considers the size of the Board and the criteria listed under the “Director Skills Criteria” table above. These skills criteria help the committee determine whether a particular Board member or candidate possesses one or more of the skill sets, as well as whether those skills and/or other attributes qualify him or her for service on a particular committee. The Nominating and Corporate Governance Committee also considers a wide range of additional factors, including each director’s and candidate’s projected retirement date, to assist in Board succession planning; other positions the director or candidate holds, including other boards of directors on which he or she serves; and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. The Nominating and Corporate Governance Committee considers each candidate’s gender, race/ethnicity and other individual qualities and attributes discussed above as they may contribute to the overall composition of the Board.

BOARD REFRESHMENT

On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders, and others (including individuals seeking to join the Board).

Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described under the section titled “Stockholder Engagement - Communicate.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals or Nominations for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Nominating and Corporate Governance Committee’s nominees.

DIRECTOR NOMINEES

CLASS I DIRECTORS - STANDING FOR ELECTION AT THE ANNUAL MEETING TO SERVE A TERM TO EXPIRE AT THE 2029 ANNUAL MEETING OF STOCKHOLDERS

Marc Duey
Age: 70	Committee Memberships: Compensation
Director Since: 2022	Other Public Directorships: None

Marc Duey has been a member of our Board since May 2022, when he was appointed in connection with our acquisition of Atrin Pharmaceuticals, Inc. Mr. Duey has over four decades of experience in the Pharmaceutical and Biotechnology industries and brings a great deal of commercial business, and product launch experience. Since 2012, he has served as a Managing Partner at Duce Management, LLC, a family office fund that focuses on biotech and digital health convergence via early-stage commitments to emerging firms with intellectual property and platform technology of eventual interest to specialty pharmaceutical manufacturers seeking potential therapies for cancer. Mr. Duey was the Founder, President, and CEO of ProMetrics, Inc., from 1993 to 2019, a leading sales and patient-level data aggregator and service provider to the specialty pharmaceutical industry for over two decades. ProMetrics is now the Patient Solutions Division of ConcertAI, a leading real-world data, and AI-based predictive analytics partner to the largest, most ambitious, and dynamic oncology firms. Mr. Duey founded ProMetrics to provide marketing and sales teams with strategic and tactical decision support. Under his direction, the firm helped launch dozens of biopharma products, serviced over 150 clients, and managed thousands of projects. Seven client biotech firms have been acquired by seven large oncology companies, also clients, for a total transaction value of over $150 billion. Prior to founding ProMetrics, Mr. Duey was the founder and President of DuWest Research, an international management consulting firm, with offices

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on three continents, which specialized in serving the needs of diagnostic and biotechnology firms. Mr. Duey is a member of numerous trade and industry associations and sits on the Board of Directors of several technology companies. He is an adjunct professor at West Chester University in both the Business School and the Pharmaceutical Product Development program (PPD). He serves on the Board of Trustees of International House Philadelphia and is a member of the Leadership Council of the Wistar Institute. He is an active member of the American Society of Clinical Oncology (ASCO), the American Association of Cancer Research (AACR), the American Association of Pharmaceutical Science (AAPS), and the Licensing Executive Society (LES). Mr. Duey holds a B.S. and an M.S. degree in science from the University of Ottawa, an M.B.A. from the Ivey Business School at Western University, London, Canada and a Doctor of Business Administration from Wilmington University.

We believe Mr. Duey is qualified to serve on our Board because of his experience as founder and CEO at ProMetrics and president of DuWest Research, his lengthy career at several pharmaceutical-focused technology company, and his extensive knowledge in the areas of finance and international business transactions.

Richard Peters, M.D., Ph.D.
Age: 63	Committee Memberships: Compensation (Chair)
Director Since: 2020	Other Public Directorships: Kineta, Inc., Pharming Group N.V.

Richard Peters, M.D., Ph.D. has served as a member of our Board since June 2020 and currently acts as Chairman. Dr. Peters has more than 25 years of experience developing new therapies for difficult-to-treat diseases. From September 2019 to December 2022, Dr. Peters served as President, Chief Executive Officer and Director at Yumanity Therapeutics Inc. (“Yumanity”), a publicly traded company focused on finding treatments for neurodegenerative disease. Prior to joining Yumanity, Dr. Peters was President & Chief Executive Officer of Merrimack Pharmaceuticals, Inc. (“Merrimack”), a publicly traded pharmaceutical company specialized in developing drugs for the treatment of cancer, from February 2017 to June 2019. Prior to Merrimack, Dr. Peters served as Senior Vice President and Head, Global Rare Diseases at Genzyme (Sanofi), a pharmaceutical company, from April 2014 to January 2017. Dr. Peters currently serves on the board of directors of Pharming Group N.V., a publicly held rare disease company, Kineta, Inc., a publicly held immuno-oncology company, and TellBio, Inc., a privately held company focused on next-generation liquid biopsy.

Dr. Peters is a Harvard-trained physician and scientist, has served on the faculty at the Massachusetts General Hospital, and completed a Howard Hughes Medical Institute Fellowship in biophysics at Harvard Medical School. Dr. Peters commenced his medical studies at UC Louvain in Belgium and holds M.D. and Ph.D. degrees from the Medical University of South Carolina.

We believe Dr. Peters is qualified to serve on our Board because of his senior management experience at Yumanity and Merrimack, his experience in the life sciences industry and his scientific background.

Bernd R. Seizinger, M.D., Ph.D.
Age: 69	Committee Memberships: Nominating and Corporate Governance; Audit; R&D
Director Since: 2015	Other Public Directorships: Aptose Biosciences Inc., Oncolytics Biotech Inc. and BioInvent International AB

Bernd R. Seizinger, M.D., Ph.D. has served as a member of our board of directors since 2015. Dr. Seizinger is a board member in a number of public and private biotech companies in the United States, Europe, and Canada, including Aptose Biosciences Inc., Oxford BioTherapeutics Ltd., BioInvent International AB, Oncolytics Biotech Inc., CryptoMedix Inc. and Turbine, Inc. Previously, Dr. Seizinger was President and Chief Executive Officer of GPC Biotech, VP Oncology Drug Discovery at Bristol-Myers Squibb Company, and Executive VP and Chief Scientific Officer at Genome Therapeutics. Prior to his corporate appointments, he held senior faculty positions at Massachusetts Harvard Medical School, Massachusetts General Hospital and Princeton University.

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We believe Dr. Seizinger is qualified to serve on our Board because of his perspective and experience as a leader and board member in the life sciences industry and his strong medical and scientific background.

CONTINUING DIRECTORS

CLASS II DIRECTORS — TERM EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Michael Grissinger
Age: 72	Committee Memberships: Nominating and Corporate Governance (Chair), Audit
Director Since: 2022	Other Public Directorships: None

Michael Grissinger has been a member of our Board since May 2022, when he was appointed in connection with our acquisition of Atrin Pharmaceuticals, Inc. Mr. Grissinger brings decades of experience in business development, strategy, and pharmaceutical licensing leadership roles at global pharmaceutical companies. Mr. Grissinger also serves on the board directors of Envisagenics, and chairs the boards of AnaCardio AB, and NephroDI. Mr. Grissinger previously served on the board of Atrin Pharmaceuticals, Inc. He retired from Johnson & Johnson in January 2018 after a 22-year career. During his tenure at Johnson & Johnson, Mr. Grissinger held positions of Vice President and Head, Worldwide Pharmaceutical Licensing as well as Vice President and Head of Worldwide Pharmaceutical Corporate Development and M&A

We believe Mr. Grissinger is qualified to serve on our Board because of his senior management experience at Johnson & Johnson, his service on the boards of public and private life science companies, and his extensive experience in the areas of finance, business transactions, and mergers and acquisitions.

Gabriela Gruia, M.D.
Age: 69	Committee Memberships: R&D
Director Since: 2023	Other Public Directorships: TSCAN Therapeutics, Inc.

Gabriela Gruia, M.D., has been a member of our Board since May 2023. Dr. Gruia is an oncologist with over 25 years of experience in oncology drug development, spanning cell and gene therapy, bi-specifics, biologics, immunotherapy, and small molecules and currently serves as the Founder and Principal of Gabriela Gruia Consulting, LLC. From February 2020 to January 2021, Dr. Gruia served as Chief Development Officer at Ichnos Sciences, where she oversaw development activities for several key functions, including Clinical Development and Clinical Operations, Regulatory Sciences, Clinical Pharmacology, Toxicology, and Biostatistics. From August 2004 to February 2020, Dr. Gruia was Senior Vice President and Global Head of Regulatory Affairs for Novartis Oncology, where she led the world class oncology regulatory affairs organization and oversaw all regulatory activities in close partnership with research collaborators, preclinical development, development organization and senior management. While at Novartis, Dr. Gruia spearheaded the worldwide submission and approval of multiple new molecular entities, including Tasigna®, Jakavi®, Afinitor®, Signifor®, Zykadia®, Farydak®, Rydapt®, Odomzo®, Kisqali®, Kymriah®, Adakveo®, and Piqray®. Dr. Gruia serves as a member of the board of directors of TSCAN Therapeutics and NETRIS Pharma. Dr. Gruia earned a doctorate in medicine from Bucharest Medical School in Romania and a Masters in Breast Pathology and Mammography from the Rene Huguenin/Curie Institute Cancer Center in Paris, France. She completed training in oncology and hematology at Rene Descartes University in Paris, France.

We believe Dr. Gruia is qualified to serve on our Board because of her senior management experience and her service on the boards of public and private life science companies.

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Rifat Pamukcu, M.D.
Age: 68	Committee Memberships: Compensation, Nominating and Corporate Governance, R&D
Director Since: 2022	Other Public Directorships: None

Rifat Pamukcu, M.D., has been a member of our Board since May 2022, when he was appointed in connection with our acquisition of Atrin Pharmaceuticals, Inc. Dr. Pamukcu has extensive experience in pharmaceuticals and drug development, with a particular focus on oncology. He was a co-founder, director and CSO of Cell Pathways, a publicly traded pharmaceutical company focused on cancer and cancer prevention that was acquired by OSI Pharmaceuticals in 2003. At Cell Pathways he directed the basic science, preclinical drug development, clinical research, regulatory programs, and various aspects of chemical scale-up and manufacturing and raised over $140 million of investment capital. Since 2016, Dr. Pamukcu has served as the President & CEO of RxMP Therapeutics, Inc. (a company developing products to stop hemorrhage). Dr. Pamukcu has served on the Board of Directors of Syantra, Inc. since 2019 (a breast cancer diagnostics company), BobcatBio, Inc. since 2021 (a hematological malignancy immunotherapeutics company) and other boards of companies focused on cardiovascular disease, epilepsy and bone health. He previously served on the board of a company developing therapeutic hepatitis vaccines. He has been a Managing Partner of Corami LLC since 2016, an early-stage therapeutics company developing drug-device combinations that deliver sustained release therapeutics directly to the external surface of the heart. Dr. Pamukcu serves on the Board of Directors of Syantra, Inc. since 2019 (a breast cancer diagnostics company), Sirpant Immunotherapeutics, Inc. since 2021 (a hematological malignancy immunotherapeutics company), and Virion Therapeutics LLC since 2018 (a hepatitis therapeutic vaccine company). He has been a member of the Advisory Council to the National Prostate Cancer Coalition, the GI Oncology Task Force of the American Gastroenterological Association, Executive Steering Committee of the Gastroenterology Research Group and Scientific Advisory Board of the Hereditary Colon Cancer Association. Since 1985, Dr. Pamukcu has authored or co-authored over 110 journal articles, book chapters and abstracts in the fields of gastroenterology, cancer, cancer chemoprevention and signal transduction systems. He is an inventor on over 150 issued or pending patents in the areas of drug discovery and development of agents for cancer prevention and therapeutics, inflammatory bowel disease, osteoporosis and the prevention and treatment of hemorrhage. Dr. Pamukcu holds a B.A. in Biology from John Hopkins University and an M.D. from the University of Wisconsin School of Medicine. He completed his Internal Medicine Residency at Rush Presbyterian St. Luke’s Medical Center and his Fellowship in Gastroenterology and Hepatology at the University of Chicago. He was an Assistant Professor in the Division of Digestive Diseases at the University of Cincinnati prior to his joining Cell Pathways, Inc.

We believe Dr. Pamukcu is qualified to serve on our Board because of his CEO and Presidential roles at RXMP Therapeutics, Inc. and Midway Pharmaceuticals, his extensive experience as an advisor to various entities in the life sciences industry and his extensive scientific background.

CLASS III DIRECTORS - TERM EXPIRING AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS

Jean-Pierre Bizzari, M.D.
Age: 71	Committee Memberships: R&D
Director Since: 2023	Other Public Directorships: ADC Therapeutics SA

Jean-Pierre Bizzari, M.D. has served as a member of our Board since August 23, 2023 Dr. Jean-Pierre Bizzari with a remarkable and distinguished career in oncology. He has been responsible for numerous global approvals of several billion-dollar therapies, including: Fotomustine, Taxotere, Revlimid, Abraxane, Vidaza, PTCL, Eloxatin, CPT-11, Gliadel, Rasburicase, and Pomalidomide to name a few. He has been involved in acquisition and licensing agreements with several major pharmaceutical companies. Dr. Bizzari is a member and leader on many scientific committees and is currently a member of the Scientific Advisory Board for the National Cancer Institute in France; a Board member of the European Organization of Research and Treatment of Cancer (EORTC) and Chairman of the EORTC New Drug Advisory Committee. He currently is on the Boards of ADC Therapeutics, NETRIS Pharma, and Oxford BioTherapeutics. Most recently, Dr. Bizzari was the Group Head Clinical Development Oncology at Celgene. He led global clinical development conducting over 25 Phase 3 trials, was responsible for global operations of over 950 people

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and was chairman of the Hematology Oncology development committee. Prior to Celgene, Dr. Bizzari was the VP of clinical development oncology at Sanofi-Aventis where he was responsible for the worldwide clinical development and approvals. He also served as VP of clinical development oncology at Rhone-Poulenc Rorer where he shepherded a deep

Oren Gilad, Ph.D.
Age: 57	Committee Memberships: None
Director Since: 2022	Other Public Directorships: None

Oren Gilad, Ph.D. has served as our Chief Executive Officer since July 2022 and as President and a member of our Board of Directors since May 2022. From 2011 to 2022, Dr. Gilad served as President and CEO of Atrin Pharmaceuticals, Inc., leading its transaction with Aprea Therapeutics. Dr. Gilad brings extensive experience across multiple phases of drug development. During his time at Atrin, he led development from idea through early stage into the clinical stage while securing financing to support pre-clinical and clinical development, regulatory, and intellectual property activities. Before founding Atrin in 2011, Dr. Gilad authored several high-impact scientific publications over a 13-year academic career, including one demonstrating the importance of the ATR pathway in cancer development and treatment. Dr. Gilad earned his doctorate from the University of California at Davis and his B.S. from the Hebrew University, Jerusalem, Israel.

We believe Dr. Gilad is qualified to serve as our President and Chief Executive Officer and on our Board because of his leadership experience at Atrin and experience in the life sciences industry, as well as his extensive scientific background.

John B. Henneman III
Age: 64	Committee Memberships: Audit (Chair); Nominating and Corporate Governance
Director Since: 2019	Other Public Directorships: Orthofix Medical, Inc., and Anika Therapeutics, Inc.

John B. Henneman III has been a member of our Board since August 2019. Mr. Henneman has more than 25 years of combined financial and operational management experience in the life sciences industry. From July 2018 until November 2018, Mr. Henneman served as the Chief Administrative Officer of NewLink Genetics Corporation (“NewLink”), a biotechnology company. From October 2014 to July 2018, Mr. Henneman served as NewLink’s Executive Vice President and Chief Financial Officer. From 1998 to 2014, Mr. Henneman served at Integra LifeSciences Holdings Corporation (“Integra”), a publicly-held medical device company, in various capacities. Before becoming Integra’s Chief Financial Officer in 2007, Mr. Henneman was Chief Administrative Officer, responsible for Integra’s regulatory affairs, quality systems, clinical affairs, human resources, information systems and legal affairs functions, the management of Integra’s surgical instruments business, and Integra’s business development function. Mr. Henneman currently serves on the boards of directors of Orthofix Medical, Inc., a publicly-held medical technology company, Anika Therapeutics, Inc., a publicly held medical technology company and Alafair Biosciences, Inc., a privately-held medical device company.

We believe Mr. Henneman is qualified to serve on our Board because of his senior management experience at NewLink and Integra, his service on the boards of Anika Therapeutics, Inc. and Orthofix Medical Inc., and his extensive experience in the areas of finance, financial accounting, business transactions, and mergers and acquisitions.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Certificate of Incorporation, our Bylaws, our Code of Business Conduct and Ethics (“Code of Conduct”), our Corporate Governance Guidelines and the charters of the committees of the Board. Aspects of our governance documents are summarized below. You can find our charters for each committee of the board, our Code of Conduct and our Governance Guidelines on our website www.aprea.com under “Investors- Governance.”

BOARD INDEPENDENCE

Our common stock is listed on The Nasdaq Capital Market (“Nasdaq”). Under the Nasdaq rules, independent directors must comprise a majority of a listed company’s Board of Directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee be independent. Under the Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. Our Board has determined that none of Drs. Peters, Seizinger, Pamukcu, Gruia and Bizzari and Messrs. Grissinger, Henneman and Duey has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors are “independent” directors, as defined under the Nasdaq rules. Dr. Gilad is not independent due to his current role as our President and Chief Executive Officer.

Our Board also determined that Mr. Henneman (Chair), Dr. Seizinger and Mr. Grissinger, who comprise our Audit Committee; Dr. Peters (Chair), Dr. Pamukcu and Mr. Duey, who comprise our Compensation Committee; and Mr. Grissinger (Chair), Drs. Seizinger and Pamukcu and Mr. Henneman, who comprise our Nominating and Corporate Governance Committee, satisfy the enhanced independence standards for those committees established by applicable SEC rules and the listing standards of Nasdaq.

In making such determination, the Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

BOARD LEADERSHIP STRUCTURE

The Board does not currently have a formal policy with respect to the separation of the offices of Chief Executive Officer (the “CEO”) and Chairman of the Board. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of the Nominating and Corporate Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be combined or separate. Currently, our leadership structure does not combine the offices of CEO and Chairman of the Board. Dr. Peters serves as Chairman of the Board and Dr. Gilad serves as CEO. Our Board has concluded that our current leadership structure is appropriate at this time, with the Company benefiting from our CEO’s leadership on the Board, balanced by our independent Chairman. Our Board will continue to periodically review the leadership structure and may make such changes in the future as it deems appropriate.

BOARD DIVERSITY

Our Company embraces our Board’s diversity of background, experience, culture and other characteristics that make the Board unique. Diversity at the top sets the expectation for inclusion throughout the organization.

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RISK MANAGEMENT

Risk is inherent with every business, and we face a number of risks, including business and operational, financial, strategic, legal and compliance and reputational. Our Board of Directors’ approach to risk management includes understanding the risks we face, analyzing them with the latest information available and determining the steps that should be taken to manage those risks, with a view toward evaluating the appropriate level of a risk for a company of our size, stage of growth and financial condition. Management is responsible for the day-to-day management of the risks the Company faces, while our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

The risk oversight process includes receiving regular reports from Board committees and our executive officers to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operational, information technology (including cybersecurity), finance, legal, regulatory, strategic, and reputational risk.

The Board of Directors focuses on the overall risks affecting us. The Board has delegated to each Committee the responsibility for the oversight of specific risks. For example:

●	The Audit Committee oversees management of financial reporting, disclosure controls and procedures, compliance, and litigation risks, including risks related to our insurance, information technology (including cybersecurity), human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures. The Audit Committee also reviews and approves any related person transactions.
●	The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company, as well as senior leadership succession planning.
●	The Nominating and Corporate Governance Committee manages risks associated with the composition, structure of the Board and its committees, the independence of the Board, potential conflicts of interest, the effectiveness of the Board, environmental, social and governance (ESG) matters and reporting and corporate governance.
●	The Research and Development Committee is responsible for overseeing matters relating to the Company’s scientific and technologic capabilities and development programs and report to the Board regarding such matters.

While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our entire Board.

Cybersecurity

Management is responsible for the day-to-day management of the risks we face, while our Board of Directors as a whole has responsibility for the oversight of risk management, including as to material risks from cybersecurity threats. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed. The Board of Directors has delegated to the Audit Committee of the Board of Directors the responsibility for the oversight of information technology (including cybersecurity) risks. In general, we seek to address cybersecurity risks through a cross-functional approach that is focused on preserving the confidentiality, integrity, and availability of the information that we collect and store by identifying, preventing, and mitigating cybersecurity threats and effectively responding to cybersecurity incidents when they occur. We carry insurance with coverage for cyber events. We are not aware of any cybersecurity threats, including as a result of any previous cybersecurity incidents, that have materially affected us, including our

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business strategy, results of operations or financial condition, but we regularly evaluate the security of our information technology systems.

We are a clinical-stage precision medicine oncology company focused on the discovery and development of targeted therapies for patients with biomarker-defined cancers. Therefore, we do not consider that we face significant cybersecurity risk and have not adopted a formal cybersecurity risk management program or process for assessing cybersecurity risk currently. We assess material risks from cybersecurity threats on an ongoing basis, including any potential unauthorized access to or occurrence on or conducted through our information systems that may result in adverse effects on the confidentiality, integrity, or availability of our information systems or any information residing therein. To this end, we utilize an outsourced information technology consultant, who we believe has sufficient experience and expertise with regard to cybersecurity matters, to implement systems and procedures designed to reduce, respond to and monitor for cybersecurity threats and vulnerabilities. Our outsourced information technology consultant conducts proactive patching and monitoring of all of our existing systems and has implemented systems and procedures to mitigate cybersecurity risks that we believe are appropriate for a company of our size, stage of growth and financial condition.

EVALUATING BOARD EFFECTIVENESS

The Board of Directors is committed to continuous improvement and periodic self-evaluations are an important tool for evaluating effectiveness. The Board and each Committee plan to conduct a rigorous periodic self-evaluation of their performance and effectiveness.

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. Any amendments to the Code of Conduct, or any waivers of its requirements as they apply to directors and executive officers, will be disclosed on our website within four business days of such amendment or waiver. The Code of Conduct is available at https://ir.aprea.com/corporate-governance/documents-and-charters.

CLAWBACK POLICY

In October 2023, the Board adopted a new compensation recovery (clawback) policy, effective as of October 26, 2023, which provides that, in the event we are required to prepare an accounting restatement due to our material non-compliance with any financial reporting requirement under the U.S. federal securities laws as required by the Dodd-Frank Act and corresponding Nasdaq listing standards, we will attempt to recover any incentive-based compensation received by any current or former executive officer during the three completed fiscal years immediately preceding the date on which we are required to prepare the restatement that is in excess of what otherwise would have been received by such executive officer had the amount of incentive-based compensation been determined based on the restated amounts. A copy of our clawback policy is filed as an exhibit to our 2025 Annual Report.

INSIDER TRADING POLICY

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our securities by us and our directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy states, among other things, that we and our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy filed as an exhibit to our 2025 Annual Report.

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ANTI-HEDGING AND PLEDGING POLICIES

We have adopted an insider trading policy that includes a provision that restricts our directors, officers, and employees from engaging in hedging or monetization transactions involving our securities and from engaging in short sales of our securities. Our insider trading policy also prohibits our directors, officers, and employees from holding our securities in margin accounts or otherwise pledging our securities as collateral for loans.

CORPORATE GOVERNANCE GUIDELINES

We have a written set of Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, the annual evaluations of our Board and its Committees and succession planning. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise, and skills. Our corporate governance guidelines are reviewed at least annually by the Nominating and Corporate Governance Committee and amended by our Board when appropriate. The Governance Guidelines are available at https://ir.aprea.com/corporate-governance/documents-and-charters.

BOARD COMMITTEES

Our Board of Directors has established four standing Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Research and Development Committee. Each member of our Committees is an independent director as defined by the applicable requirements of the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

The Audit Committee, the Compensation Committee, the Nominating Corporate Governance Committee, and the Research and Development Committee each operate under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. Each such Committee has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the committee in carrying out its responsibilities. Copies of the Audit Committee, the Compensation Committee, Nominating and Corporate Governance Committee, and Research and Development Committee Charters are available at https://ir.aprea.com/corporate-governance/documents-and-charters.

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BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

The following table shows the current membership of these Committees:

Director	Independent	AC	CC	NCGC	R&D
Jean-Pierre Bizzari, M.D.	Yes	—	—	—	M
Marc Duey	Yes	—	M	—	—
Oren Gilad, Ph.D.	No	—	—	—	—
Michael Grissinger	Yes	M, FE	—	C	—
Gabriela Gruia, M.D.	Yes	—	—	—	M
John Henneman III	Yes	C, FE	—	M	—
Rifat Pamukcu, M.D.	Yes	—	M	M	M
Richard Peters, M.D., Ph.D.	Yes	—	C	—	—
Bernd Seizinger, M.D., Ph.D.	Yes	M	—	M	C
2025 Meetings	—	5	1	0	9

C = Chair

M = Member

FE= Audit Committee Financial Expert

During 2025, the Board of Directors held four meetings. Each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served. Each director is also encouraged and expected to attend the Company’s annual meeting of stockholders. Each director is also expected to attend our Annual Meeting and all of our current directors attended the 2025 Annual Meeting of Stockholders.

Audit Committee

The members of our Audit Committee are Mr. Henneman (Chair), Mr. Grissinger and Dr. Seizinger, each of whom is a non-employee member of our Board. The composition of our Audit Committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our Audit Committee also meets the financial literacy requirements of the Nasdaq listing standards. Our Audit Committee Chair, Mr. Henneman, and Mr. Grissinger are our Audit Committee financial experts, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and Mr. Henneman and Mr. Grissinger possess financial sophistication, as defined under the listing standards of Nasdaq.

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

●	appointing, retaining, compensating, overseeing, evaluating, and, when appropriate, terminating our independent registered public accounting firm;
●	discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;

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●	reviewing with management its assessment of our internal control over financial reporting, disclosure controls and procedures;
●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
●	overseeing our risk assessment and risk management processes;
●	reviewing and ratifying all related party transactions, based on the standards set forth in our Related Party Transactions Policy; and
●	preparing and approving the Audit Committee report required to be included in our annual proxy statement.

Compensation Committee

The members of our Compensation Committee are Dr. Peters (Chair), Dr. Pamukcu and Mr. Duey. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives that align with the long-term interests of the Company’s stockholders and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice, and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

●	annually reviewing and recommending to the Board for approval the corporate goals and objectives applicable to the compensation of our CEO and other executive officers and evaluating at least annually our CEO’s and other executive officers’ performance in light of those goals and objectives;
●	reviewing and making recommendations to the Board with respect to director compensation;
●	determining and approving our CEO’s and other executive officers’ compensation level (including salary, cash and equity-based incentive awards and any personal benefits);
●	administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time; and
●	overseeing risks and exposures associated with executive compensation plans and arrangements.

Nominating and Corporate Governance Committee

The current members of our Nominating and Corporate Governance Committee are Mr. Grissinger (Chair), Mr. Henneman, Dr. Pamukcu and Dr. Seizinger. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations.

The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board, develops and recommends to the Board a set of corporate governance guidelines and provides oversight of the corporate governance affairs of the Board, as well

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as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:

●	developing and submitting to the Board for its adoption a list of selection criteria for new directors to serve on the Board;
●	identifying, reviewing, and evaluating candidates, including candidates submitted by stockholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by the Company’s stockholders at each annual meeting of stockholders;
●	developing, recommending, and overseeing the implementation of and monitor compliance with, our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;
●	annually recommending to the Board (i) the assignment of directors to serve on each committee; (ii) the chairperson of each committee and (iii) the chairperson of the Board or lead independent director, as appropriate; and
●	periodically assessing the appropriate size and composition of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”

Research and Development Committee

The current members of the R&D Committee are Dr. Seizinger (Chair), Dr. Pamukcu, Dr. Gruia and Dr. Bizzari.

The purpose of the R&D Committee is to oversee matters relating to the Company’s scientific and technologic capabilities and development programs and report to the Board of Directors regarding such matters. Among other things, the R&D Committee’s responsibilities include:

●	advising the Board regarding current and planned research and development programs, validating timelines, budget and key milestones;
●	advising the Board about the progress on the approved research and development activities;
●	evaluating the scientific merit of licensing and acquisition opportunities;
●	providing strategic advice regarding emerging science and technology issues, trends, and foreseeable opportunities; and
●	such other duties as the Board may from time to time prescribe.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE CONSIDERATIONS

We take our responsibility to patients, employees, the medical community, and the communities in which we live and work very seriously. We are cognizant of our responsibility to our broader environment and effort to reduce our Company’s carbon footprint wherever possible, including increasing recycling effort and eliminating paper waste when possible.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2025 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written related-person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company was or is to be a participant, where the amount involved exceeds $120,000 and a director, executive officer, directors, executive officers or beneficial holders of more than 5% of any class of our voting securities, or any of their affiliates, had or will have a direct or indirect material interest. Our management is responsible for determining whether a transaction is a related-person transaction subject to our policy, and upon subject determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in our transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction including, without limitation, whether the terms of the proposed transaction are at least as favorable to us as those that might be achieved with an unaffiliated third party. The Audit Committee will evaluate all available options, including ratification, revision, or termination of the transaction. All of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement either were approved or ratified in compliance with this policy.

STOCKHOLDER ENGAGEMENT

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Connect

Engaging with investors is fundamental to our commitment to good governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

Communicate

Our goal is to communicate with our stockholders through various platforms, including via our website, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board of Directors as a dialogue.

Stockholders and other interested parties may communicate with the Board of Directors by writing to the Corporate Secretary at the address below. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided below. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

How to Communicate with our Directors	By mail: Corporate Secretary Aprea Therapeutics, Inc. 3805 Old Easton Road Doylestown, PA 18902

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

COMPENSATION PROGRAM

The table below depicts our 2025 compensation program for our non-employee directors and was determined after considering reports previously provided by Pay Governance with respect to prior years’ director compensation programs.

Compensation Elements – Non-Employee Director Compensation Program
Cash
Annual Cash Retainer	$40,000
Lead Independent Director Retainer	$20,000
Annual Committee Chair Retainer
Audit	$7,500
Compensation	$5,000
Nominating and Corporate
Governance	$4,000
Research and Development	$4,000
Committee Member Retainer
Audit	$7,500
Compensation	$6,000
Nominating and Corporate
Governance	$4,000
Research and Development	$4,000
Equity
Initial Equity Grant	Up to $185,000 (targeted value on the grant date) in stock options vesting in three equal annual installments subject to continued service on the Board.
Annual Equity Retainer

Up to $150,000 (targeted value on the grant date) in stock options (80%) and RSUs (20%), each vesting on the first anniversary of the date of grant and granted immediately following the annual meeting of stockholders. The Compensation Committee makes a determination on the target dollar value for the annual equity retainer for directors for each fiscal year, but the target dollar value will not exceed $150,000.

Given the trading price of our common stock, we made a determination to calibrate the annual equity retainer for 2025 in the context of market, executive grant positioning and aggregate share usage constraints. Thus, for 2025 we did not award the full targeted value of the annual equity retainer. The approximate value of the annual equity retainer for 2025 was $7,248.

Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities. Our only employee director, Dr. Gilad, did not receive any compensation for his service on the Board. Please see the 2025 Summary Compensation Table for a summary of the compensation received by Dr. Gilad as our President and Chief Executive Officer in 2025.

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2025 DIRECTOR COMPENSATION

The following table provides summary information regarding 2025 compensation to our non-employee directors.

	Fees Earned or Paid in	Option Awards	Stock
Name	Cash ($)	($) (1)	Awards ($) (1)	Total ($)
Jean-Pierre Bizzari, M.D.	44,000	5,357	1,891	51,248
Marc Duey	46,000	5,357	1,891	53,248
Michael Grissinger	55,500	5,357	1,891	62,748
Gabriela Gruia, M.D.	44,000	5,357	1,891	51,248
John B. Henneman III	59,000	5,357	1,891	66,248
Rifat Pamukcu, M.D.	54,000	5,357	1,891	61,248
Richard Peters, M.D., Ph.D.	81,000	5,357	1,891	88,248
Bernd R. Seizinger, M.D., Ph.D.	59,500	5,357	1,891	66,748
(1)	Represents the aggregate grant date fair value of RSU and option awards, as applicable, determined in accordance with ASC 718. The grant date fair value for the RSU awards was calculated based on the closing stock price on the date of grant. The assumptions used in calculating the grant date fair value of the option awards are included in the Note entitled “Stock Option Plans” to the annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. As of December 31, 2025, the aggregate number of shares of our common stock subject to outstanding option and unvested RSU awards for each non-employee director serving during 2025 was as follows:

	Aggregate Number of	Aggregate Number of
	Shares Underlying	Shares Underlying
Name	Option Awards	RSU Awards
Jean-Pierre Bizzari, M.D.	4,185	1,045
Marc Duey	4,185	1,045
Michael Grissinger	4,185	1,045
Gabriela Gruia, M.D.	4,185	1,045
John B. Henneman III	4,185	1,045
Rifat Pamukcu, M.D.	4,185	1,045
Richard Peters, M.D., Ph.D.	4,185	1,045
Bernd R. Seizinger, M.D., Ph.D.	4,185	1,045

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with EisnerAmper LLP and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by EisnerAmper LLP in fiscal years 2025 and 2024.

Service	2025	2024
Audit Fees	$343,350	$284,550
Audit-Related Fees	31,500	81,375
Tax Fees	—	—
All Other Fees	—	—
Total	$374,850	$365,925

“Audit Fees” represent the aggregate fees for professional services rendered for the audit of our financial statements, including the review of our annual and quarterly financial statements on Form 10-K and Form 10-Q, respectively, that are customary under the standards of the Public Company Accounting Oversight Board (United States), and in connection with statutory audits.

“Audit-Related Fees” primarily consist of fees related to our Registration Statements on Form S-3 and Form S-8.

“Tax Fees” consist of fees related to tax compliance, tax planning and tax advice.

“All Other Fees” consist of fees billed for products and services provided other than the services reported as Audit Fees, Audit-Related Fees or Tax Fees.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2025. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

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AUDIT COMMITTEE REPORT

ROLE OF THE AUDIT COMMITTEE

The Audit Committee operates under a written charter adopted by our Board of Directors. The Audit Committee of our Board oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our Audit Committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has sole and direct responsibility for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our Audit Committee before we enter into them.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations, and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

REVIEW OF AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2025

The Audit Committee has reviewed and discussed with our management and EisnerAmper the audited consolidated financial statements of the Company for the year ended December 31, 2025. The Audit Committee has also discussed with EisnerAmper the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding communications between our independent registered public accounting firm and Audit Committee.

The Audit Committee has received and reviewed the written disclosures and the letter from EisnerAmper required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with EisnerAmper its independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

John B. Henneman III (Chair)

Michael Grissinger

Bernd R. Seizinger, M.D., Ph.D.

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ITEMS TO BE VOTED ON

PROPOSAL 1: ELECTION OF THREE CLASS I DIRECTORS FOR THREE-YEAR TERMS EXPIRING IN 2029

At the Annual Meeting, our stockholders will vote on the election of three Class I director nominees, Marc Duey, Richard Peters, M.D., Ph.D. and Bernd R. Seizinger, M.D., Ph.D., each to serve until our 2029 Annual Meeting of Stockholders. Each director will hold office until his or her successor is elected and qualified or until the director’s earlier death, resignation, or removal. Please refer to the disclosure under “Board of Directors” for more information regarding our nominees.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee(s) to stand for election. If you vote for the director nominee who becomes unable to serve, your vote will be cast for his or her replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF Marc Duey, Richard Peters, M.D., Ph.D. and Bernd R. Seizinger, M.D., Ph.D.	✓

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026

The Audit Committee of the Board of Directors has appointed and engaged EisnerAmper LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for fiscal year 2026, and to perform audit-related services.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal year 2026.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EisnerAmper LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EisnerAmper LLP, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of EisnerAmper LLP are expected to attend the virtual Annual Meeting where they will be available to respond to appropriate questions and, if they so desire, to make a statement.

THE BOARD AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR THE RATIFICATION OF EISNERAMPER LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

✓

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PROPOSAL 3: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, and to authorize the Board to effect a reverse stock split of the Common Stock at a ratio of not less than one-for-THREE and not more than one-for-EIGHT of the Common Stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion (without reducing the authorized number of shares of the Common Stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”).

We are asking stockholders to approve a proposed amendment (the “Amendment”) to our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) that would authorize the Board to effect a reverse stock split of our common stock, $0.001 par value per share (“Common Stock”) at a ratio of not less than one-for-three and not more than one-for-eight (with all fractional shares rounded up to the nearest whole share, with the exact ratio to set by within this range by the Board in its sole discretion (the “Reverse Stock Split”). Our Board has adopted resolutions unanimously approving and declaring advisable the amendment to our Certificate of Incorporation relating to the Reverse Stock Split and recommends that our stockholders approve the Amendment. The language of the proposed Amendment, which would effect the Reverse Stock Split is attached to this proxy statement as Appendix A. The text of the proposed amendment is subject to revision to include changes as may be required by the Secretary of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of our Certificate of Incorporation and the Reverse Stock Split.

We are seeking stockholder approval of the Reverse Stock Split primarily to give the Company a means to attempt to increase the per share market price of our Common Stock to help support the continued listing of our Common Stock on Nasdaq, including with respect to the minimum per share bid price requirements for continued listing on The Nasdaq Capital Stock Market LLC (“Nasdaq”). To maintain listing, Nasdaq requires, among other things, that our Common Stock maintain a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Rule”). On [______], the closing price for our Common Stock on Nasdaq was $[___] per share. Our Board believes that the proposed Reverse Stock Split is a potentially effective means to help support the continued compliance with Nasdaq’s Minimum Bid Price Rule or regain compliance with Nasdaq’s Minimum Bid Price Rule should our share price fall below the Nasdaq Minimum Bid Price Rule in the future, and to avoid, or at least mitigate, the likely adverse consequence of our Common Stock being delisted from Nasdaq.

If our stockholders approve this Proposal 3, then our Board may decide to implement the Reverse Stock Split and cause the Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split. The Amendment provides that not less than every three shares of our Common Stock will be combined into one share of Common Stock and not more than every eight shares of our Common Stock will be combined into one share of Common Stock, as determined by the Board in its sole discretion. Following the stockholders’ approval of this Proposal 3, no further action on the part of the stockholders will be required to either implement or abandon the Reverse Stock Split and the Board may effect and implement the Reverse Stock Split at any time prior to our 2027 Annual Meeting of Stockholders even if the share price of our Common Stock has not decreased below its current trading price and even if the Company is in compliance with Nasdaq’s Minimum Bid Price Rule.

In addition, our Board also may determine, in its sole discretion, not to effect the Reverse Stock Split and not to file the Amendment. Our Board has reserved the right, notwithstanding our stockholders’ approval of the proposed Amendment, to abandon the proposed Amendment at any time (without further action by our stockholders) before the Amendment is filed with the Secretary of State of the State of Delaware and becomes effective. Our Board may consider a variety of factors in determining whether or not to proceed with the proposed Amendment, including but not limited to, overall trends in the stock market, the historical trading price and trading volume of our Common Stock, recent changes and anticipated trends in the per-share market price of our Common Stock, requirements and/or guidance of Nasdaq, business developments, our actual and projected stock price performance and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short and long-term.

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The Reverse Stock Split would not change the number of authorized shares of our Common Stock or the relative voting power of such holders of our outstanding Common Stock. Because the proposed amendment does not include a proportionate decrease to the number of authorized shares of Common Stock, the relative number of authorized but unissued shares of our Common Stock would materially increase and would be available for issuance by the Company if the Reverse Stock Split is effected. The Reverse Stock Split, if effected, would affect all holders of our Common Stock uniformly.

No fractional shares of our Common Stock would be issued as a result of the Reverse Stock Split. All shares of Common Stock (including fractions thereof) held by a holder immediately prior to the Reverse Stock Split shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share. Any fractional share resulting from such aggregation of Common Stock upon the Reverse Stock Split shall be rounded up and converted to the nearest whole share of Common Stock. The Reverse Stock Split will not affect any holder of Common Stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of Common Stock will remain fully paid and non-assessable. The par value of our Common Stock would continue to be $0.001 per share (see “Effects of the Reverse Stock Split - Effect on Stated Capital”).

You should keep in mind that the implementation of the Reverse Stock Split does not have an effect on the intrinsic value of our business or your ownership and that, in many cases, the market price of a Company’s common stock may decline following a Reverse Stock Split.

Reasons for the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split would be to attempt to raise the per-share trading price of our Common Stock to help support compliance with Nasdaq’s continued listing requirements. To maintain listing, Nasdaq requires, among other things, that our Common Stock maintain a minimum closing bid price of $1.00 per share. On January 23, 2026, we received a deficiency letter from Nasdaq notifying us that, for the last 30 consecutive business days, the closing bid price for our common stock was below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that, pursuant to Nasdaq Listing Rule 5810(c)(3)(A), we would be afforded 180 calendar days (the “Compliance Date”) to regain compliance with the bid price requirement.

In the event we are delisted from Nasdaq, our shares may commence trading on the OTC Markets or another quotation medium. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our common stock, reduce institutional investor interest in our company, and may increase the volatility of our Common Stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. Further, a delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through additional financing, or use our shares for business development or other corporate initiatives, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

We believe that effecting the Reverse Split will help us avoid delisting from Nasdaq and any resulting consequences. Accordingly, we believe that the Reverse Split is our best proactive option for complying with the Bid Price Rule for continued listing on the Nasdaq Capital Market. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would comply with the Minimum Bid Price Rule of the Nasdaq Capital Market following the Reverse Split.

Should our share price decline in the future, we expect that the Reverse Stock Split would increase the bid price per share of our Common Stock above the $1.00 per share minimum price for the required number of days, thereby satisfying this listing requirement, however, there can be no assurance that the Reverse Stock Split would have that effect, initially or in the future, or that it would enable us to maintain the listing of our Common Stock on Nasdaq for any particular duration.

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We are not aware of any present efforts by anyone to accumulate our Common Stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, we believe that a low per-share market price of our Common Stock impairs its marketability to, and acceptance by, some institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or our reputation in the financial community. In practice, however, some investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at some brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. While the presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our Common Stock but also its trading liquidity, we cannot assure you that, if the Reverse Stock Split is implemented, our Common Stock would be more attractive to institutional investors and other long-term investors. In addition, these factors may affect our ability to raise additional capital through the sale of our securities.

We believe that the decrease in the number of shares of our outstanding Common Stock because of the Reverse Stock Split, and the anticipated increase in the price per share, could promote greater liquidity for our stockholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effectuated. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our performance.

There can be no assurance that the Reverse Stock Split would achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Reverse Stock Split would increase proportionately with the Reverse Stock Split, or that any increase would be sustained for any period of time.

Should our Common Stock price decline in the future, we believe the Reverse Stock Split would be the most likely way to support the price of our Common Stock in reaching the Minimum Bid Price Rule required by Nasdaq, although effecting the Reverse Stock Split cannot guarantee that we would be in compliance with the Minimum Bid Price Rule for even the minimum 10-day trading period or at all. Further, the Reverse Stock Split cannot guarantee we would be in compliance with the other criteria required to maintain our listing on Nasdaq.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board also considered potential negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; the costs associated with implementing a reverse stock split; and, potentially, that the Reverse Stock Split may not enable us to demonstrate at least 10 consecutive days of compliance with Nasdaq’s Minimum Bid Price Rule prior to the expiration of the deadline to be in compliance in the event our Common Stock price declines in the future and we are not in compliance with Nasdaq’s Minimum Bid Price Rule.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if the Board determines it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Criteria the Board May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split following the receipt of stockholder approval, the Board may consider various factors, including but not limited to:

●	the historical trading price and trading volume of our Common Stock;
●	the need to maintain compliance with the Nasdaq listing standards and the Minimum Bid Price Rule;
●	the then-prevailing trading price and trading volume of our Common Stock;

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●	our projected stock price performance;
●	the expected impact of the Reverse Stock Split on our Common Stock in the short- and long-term;
●	the listing requirements, other rules and guidance from Nasdaq;
●	the number of shares of our Common Stock outstanding;
●	business developments; and
●	prevailing general market, legal and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot confirm that implementing the Reverse Stock Split will increase our stock price or accomplish our objectives.

We expect that, if implemented, the Reverse Stock Split will increase the market price of our Common Stock; however, the effect of the Reverse Stock Split on the market price, liquidity or marketability of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied. Some investors may view a reverse stock split negatively. It is possible that the per share price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Common Stock following the Reverse Stock Split. Furthermore, the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower priced stocks.

In addition, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance or general market trends. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

If implemented, the proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Common Stock as described above. In addition, the continued listing requirements of Nasdaq include a minimum number of shares that must be in the public float and minimum number of “round lot” holders, and even if the market price per post-Reverse Stock Split share of Common Stock is in excess of $1.00 per share if the Reverse Stock Split is implemented, we could be subject to delisting due to a failure to meet such requirements

The Reverse Stock Split will not be accompanied by a decrease in our authorized shares.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the reduction in outstanding shares that would result from the Reverse Stock Split would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, resulting in there being relatively more authorized shares of Common Stock available for issuance after the Reverse Stock Split, which shares may be issued by the Board in its discretion. The Board from time to time may deem it to be in the best interests of the Company and its stockholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If the Board authorizes the issuance of additional shares of Common Stock subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

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Effective Time

The effective time of the Reverse Stock Split and the Amendment effecting such Reverse Stock Split (the “Effective Time”), if approved and adopted by the stockholders and implemented by the Board, will be the date and time set forth in the Amendment that is filed with the Delaware Secretary of State.

If, at any time prior to the Effective Time, the Board, in its discretion, determines that it is in our best interests and the best interests of our stockholders to delay the filing of the Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

Effects of the Reverse Stock Split

General

After the Effective Time of the Reverse Stock Split, should the Board elect to implement it, each stockholder would own a reduced number of shares of Common Stock. However, the Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage of ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our Common Stock would not be impacted by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after the Reverse Stock Split (assuming there is no impact as a result of the treatment of fractional shares). The number of stockholders of record would not be impacted by the Reverse Stock Split.

The principal effects of the Reverse Stock Split would be that:

●	not less than every three shares of our Common Stock will be combined into one share of Common Stock and not more than ever eight shares of our Common Stock will be combined into one share of Common Stock, as determined by the Board in its sole discretion;
●	no fractional shares of Common Stock would be issued in connection with the Reverse Stock Split, instead, any fractional share resulting from the aggregation of Common Stock for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share, upon the Reverse Stock Split, shall be rounded up and converted to the nearest whole share of Common Stock;
●	by reducing the number of shares of Common Stock outstanding without reducing the number of authorized shares of Common Stock, the Reverse Stock Split would effectively increase the relative number of authorized but unissued shares, which the Board may use in connection with future financings or other issuances;
●	based upon the Reverse Stock Split ratio, proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding equity awards and Common Stock warrants with respect to the number of shares of Common Stock subject to such award or warrant and the exercise price thereof, in each case to the extent applicable, subject to the terms of such awards and warrants;
●	the number of shares of Common Stock authorized under the 2019 Stock Incentive Plan (the “Equity Plan”) will be proportionately adjusted for the Reverse Stock Split ratio; and
●	the number of stockholders owning “odd lots” of less than 100 shares of our Common Stock may potentially increase; odd lot shares may be more difficult to sell and brokerage commissions and other costs of transactions in odd lots generally are proportionately higher than the costs of transactions in “round lots” of even multiples of 100 shares.

However, we believe that any potential negative effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

For the purposes of providing an example of the effect of the Reverse Stock Split on our Common Stock, the following table contains approximate information (without accounting for the settlement of fractional shares), based on 12,382,776

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shares of our Common Stock issued and outstanding as of April 21, 2026, of the effect of a Reverse Stock Split at a ratio of not less than every three shares of our Common Stock will be combined into one share of Common Stock and not more than ever eight shares of our Common Stock will be combined into one share of Common Stock, as determined by the Board in its sole discretion; on the number of shares of our Common Stock authorized, outstanding, reserved for future issuance and not outstanding or reserved.

The numbers below are provided for illustrative purposes only, and actual results will vary depending on the variations in our issued Common Stock, equity-linked securities, holders with fractional shares and other factors:

3:1 Reverse Stock Split

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but not Outstanding or Reserved
Pre-Reverse Stock Split	400,000,000	12,382,776	90,661,526	296,955,698
Post-Reverse Stock Split	400,000,000	4,127,592	30,220,509	365,651,899

8:1 Reverse Stock Split

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but not Outstanding or Reserved
Pre-Reverse Stock Split	400,000,000	12,382,776	90,661,526	296,955,698
Post-Reverse Stock Split	400,000,000	1,547,847	11,332,691	387,119,462

After the Effective Time of the Reverse Stock Split, our securities, including our Common Stock, would have new CUSIP numbers.

Effect on Outstanding Equity Awards, Warrants, and Equity Plans

If the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, proportionate adjustments will be made to all then-outstanding equity awards and Common Stock warrants with respect to the number of shares of Common Stock subject to such award or warrant and the exercise price thereof. In addition, the number of shares of Common Stock available for issuance under the Equity Plan will be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be subject to such plan.

Effect on our Stated Capital

The Reverse Stock Split will not affect the par value of our Common Stock. As a result of the Reverse Stock Split, at the Effective Time, the stated capital on our balance sheet attributable to the Common Stock would be reduced to between one-third and one-eighth of its present amount, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, would remain unchanged. The per share net income or loss and net book value of our Common Stock would be retroactively increased for each period because there would be fewer shares of our Common Stock outstanding.

The Amendment would not change the terms of our Common Stock. The shares of Common Stock after the Effective Time of the Reverse Stock Split would have the same voting rights and rights to dividends and distributions and would be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and would not have

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the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. The implementation of the Reverse Stock Split would not affect our periodic reporting obligations under the Exchange Act.

Because the number of shares of our authorized Common Stock would not be reduced by the Reverse Stock Split, the overall effect would be a relative increase in the number of authorized but unissued shares of Common Stock following the Reverse Stock Split. These shares may be issued by our Board in its discretion. If the Reverse Stock Split is implemented, the resulting increase in the authorized but unissued shares of our Common Stock may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers, directors or other service providers; in connection with strategic relationships with other companies; expanding the Company’s business or product lines through the acquisition of other businesses or products or otherwise; and other purposes. Any future issuances would have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Common Stock.

While our Board believes it advisable to authorize and approve the Reverse Stock Split for the reasons set forth above, our Board is aware that the relative increase in the number of authorized but unissued shares of Common Stock may have a potential anti-takeover effect. Our ability to issue additional shares of our Common Stock could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the Company. The Reverse Stock Split is not being recommended by our Board as part of an anti-takeover strategy.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of Common Stock as a result of the Reverse Stock Split would occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, if implemented, we intend to treat stockholders holding shares of our Common Stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our Common Stock are registered in their names. Brokers, banks or other holders of record would be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your broker, bank or other holder of record.

If the Reverse Stock Split is implemented and you hold registered shares of our Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our Common Stock, a transaction statement would automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our Common Stock you hold.

If you hold any of your shares of our Common Stock in certificate form, you would receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. Stockholders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for post-split shares in accordance with the procedures to be set forth in the letter of transmittal if the Reverse Stock Split is implemented. No new post-split share certificates will be issued to you until you have surrendered your outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our Common Stock would be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

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Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) unless and until requested to do so.

Interests of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Amendment, or Abandon the Reverse Stock Split

The Board reserves the right, notwithstanding stockholder approval of this Proposal 3 and without further action by the stockholders, to determine the final ratio of the Reverse Stock Split of not less than one-for-three and not more than one-for-eight, as determined in the Board’s sole discretion, elect not to proceed with the Reverse Stock Split if the Board, in its sole discretion, determines that it is not in the Company’s best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. Such determination will be based upon factors the Board deems appropriate, including but not limited to the Company’s then current stock price, the existing and expected marketability and liquidity of our Common Stock, prevailing market conditions, requirements and/or guidance of Nasdaq, and the likely effect on the market price of our Common Stock. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware on or before the Company’s 2027 Annual Meeting of Stockholders, the Board will be deemed to have abandoned the Reverse Stock Split.

No Dissenters’ Rights

Under Delaware law, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), and judicial decisions in each case in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could alter the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

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This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to U.S. Holders that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnerships and other pass through entities (and investors therein)), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies, U.S. Holders that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, U.S. Holders who hold shares of our Common Stock as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and U.S. Holders who acquired shares of our Common Stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan. Furthermore, this summary does not discuss any alternative minimum tax consequences, the special accounting rules under Section 451(b) of the Code or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation or U.S. federal non-income taxation (such as estate and gift taxation). This summary only applies to U.S. Holders that hold shares of our Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). The following summary also does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split) or the tax consequences to holders of options, warrants or similar rights to acquire our Common Stock.

If an entity classified for U.S. federal income tax purposes as a partnership owns shares of our Common Stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns shares of our Common Stock, and any members of such an entity, are encouraged to consult their tax advisors.

OWNERS OF SHARES OF OUR COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER U.S. FEDERAL TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences of the Reverse Stock Split

We intend to treat the Reverse Stock Split as a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split so qualifies:

●	a U.S. Holder will not recognize gain or loss on the Reverse Stock Split;
●	the aggregate tax basis of the shares of our Common Stock received by a U.S. Holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares exchanged therefor (excluding any portion of such basis allocable to a fractional share); and
●	the holding period of the shares of our Common Stock received by a U.S. Holder in the Reverse Stock Split will include the holding period of the shares exchanged therefor.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. Holders that acquired shares of our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of tax basis and holding period among Common Stock received pursuant to the Reverse Stock Split.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMEDNMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.	✓

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PROPOSAL 4: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act once we are no longer an emerging growth company, we are required to present a resolution to our stockholders to approve the compensation of our named executives officers, no later than the first anniversary of the date on which we cease to so qualify. Since we were no longer an emerging growth company as of December 31, 2025, we are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the “Executive Compensation” section of this proxy statement and the related compensation tables and disclosure.

We believe that our executive officer compensation programs provide incentives that are aligned with the interests of our stockholders and have facilitated our performance, business goals and promote short and long term profitable growth. We urge stockholders to read the “Executive Compensation” section below, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation philosophy and objectives, as well as the related compensation tables and narrative which provide detailed information on the compensation of our named executive officers. Our Compensation Committee and Board believe that the policies and procedures articulated in the “Executive Compensation” section are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to the Company’s success.

We are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Aprea Therapeutics, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our proxy statement for the Annual Meeting.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on our Board. Although non-binding, our Board and Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	✓

PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY “SAY ON PAY” VOTES

The Dodd-Frank Wall Street Reform and Consumer Protection Act enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. We are seeking a non-binding, advisory determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide a non-binding, advisory approval of the compensation of our named executive officers. We are providing stockholders the option of selecting a frequency of every year (“1 YEAR” on the proxy card), every two years (“2 YEARS” on the proxy card) or every three years (“3 YEARS” on the proxy card), or to abstain on the matter. Stockholders are not voting to approve or disapprove of our Board’s recommendation.

After careful consideration, our Board recommends that an advisory vote on executive compensation should be held every year. Annual votes will provide the Board and Compensation Committee with clearer feedback regarding the compensation of our named executive officers. The primary focus of the disclosure of the compensation of our named executive officers required to be included in our proxy statements is compensation granted in or for the prior fiscal year. Accordingly, an annual executive compensation advisory vote will complement the annual focus of our proxy statement disclosure and provide the Board and Compensation Committee with the clearest and most timely feedback of the three frequency options. Additionally, an annual executive compensation advisory vote is consistent with our policy of reviewing our compensation programs annually, as well as considering input from our stockholders on corporate

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governance and executive compensation matters. This feedback may then be considered by our Board and Compensation Committee in their annual decision-making process. For these reasons, we believe an annual vote would be the best governance practice for our company at this time.

This proposal will be presented at the Annual Meeting in substantially the following form:

RESOLVED, that the stockholders approve our presentation at each annual meeting of stockholders hereafter of a proposal to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our proxy statement for such annual meeting.

This vote is advisory, and therefore not binding on our Board or Compensation Committee. However, our Board and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering the frequency of holding future advisory votes on the compensation of our named executive officers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR TO HAVE FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.	✓

PROPOSAL 6: Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

We are asking our stockholders to approve a proposal to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 3 at the time of the Annual Meeting (the “Adjournment Proposal”). If our stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting to a later date or dates and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against Proposal 3 such that the proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of Proposal 3 and seek to convince the holders of those shares to change their votes to votes in favor of Proposal 3.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies with respect to the approval of Proposal 3 if there are insufficient votes to approve such proposal at the time of the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADJOURNMENT OF THE ANNUAL MEETING, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.	✓

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth the name, age, and position of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Oren Gilad, Ph.D.	President and Chief Executive Officer	57
John P. Hamill	Senior Vice President, Chief Financial Officer and Secretary	62

For biographical information for Oren Gilad, Ph.D., see “Board of Directors – Director Nominees.”

John P. Hamill has served as our Senior Vice President, Chief Financial Officer and Secretary since January 2023. From June 2020 to January 2023, Mr. Hamill served as Senior Vice President and Chief Financial Officer of Windtree Therapeutics, Inc., a biopharmaceutical company focused on the development of novel therapeutics intended to address significant unmet medical needs in important acute care markets. Mr. Hamill maintained a consulting practice offering financial and chief financial officer services from September 2019 to June 2020. From August 2018 to August 2019, he served as the Vice President of Finance and Chief Financial Officer of Trevena, Inc., a biopharmaceutical company focused on the development and commercialization of novel medicines for patients with central nervous system disorders. From June 2017 through July 2018, Mr. Hamill maintained a consulting practice offering chief financial officer services such as, amongst other things, raising capital and budgeting. From January 2014 through March 2016, Mr. Hamill was Chief Financial Officer and from April 2016 through May 2017 Chief Executive Officer and Chief Financial Officer for NephroGenex, Inc. Mr. Hamill earned his B.S. with a dual major in Accounting/Business and Computer Science from DeSales University. Mr. Hamill is a Certified Public Accountant and is a member of the Pennsylvania Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

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EXECUTIVE COMPENSATION

As a “smaller reporting company,” we have opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during 2025, up to two of our most highly compensated executive officers other than our principal executive officer in respect of their service to our Company for 2025, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as one of our executive officers at the end of 2025. We refer to these individuals as our named executive officers. Our named executive officers for 2025 are:

●	Oren Gilad, Ph.D., our current President and Chief Executive Officer; and
●	John P. Hamill, our current Senior Vice President, Chief Financial Officer and Secretary.

Overview

Our executive compensation program is designed to attract, retain and reward key employees who contribute to our long-term success, incentivize them to achieve key performance goals, and align executive compensation with our business objectives and the interests of our stockholders. The Compensation Committee is generally responsible for determining the compensation of our executive officers. For 2025, the material elements of our executive compensation program were base salary and equity-based compensation in the form of stock options and restricted stock units (“RSUs”).

Compensation-Setting Process

In setting compensation for 2025, our Compensation Committee reviewed and considered the 2023 reports provided by Pay Governance and worked closely with members of our management, including our CEO. In 2023, Pay Governance advised the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. During fiscal year 2025, our Compensation Committee did not engage an independent compensation consultant to conduct an executive compensation study.

Prior to providing the Company any services in 2023, the Compensation Committee reviewed and assessed the independence of Pay Governance and determined that the work performed by Pay Governance for the Compensation Committee did not raise any conflicts of interest. Therefore, Pay Governance was independent pursuant to the independence standards under Nasdaq and SEC rules and the Compensation Committee.

Our CEO annually reviews the performance of the other named executive officer. Our CEO then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities to our Compensation Committee.

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2025 SUMMARY COMPENSATION TABLE

The table below sets forth information concerning the compensation of our named executive officers during the fiscal years ended December 31, 2025 and December 31, 2024. In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.

						Non-Equity
						Incentive
Name and						Plan	All Other
Principal			Bonus	Stock	Option Awards	Compensation	Compensation
Position	Year	Salary ($)	($)	Awards ($) (1)	($)(1)	($)(2)	($)(3)	Total ($)
Oren Gilad, Ph.D.	2025	594,880	—	14,795	43,578	—	4,006	657,259
President and Chief Executive Officer	2024	572,000	—	44,990	139,611	—	3,490	760,091
John P. Hamill	2025	454,272	—	7,403	21,805	—	7,172	490,652
Chief Financial Officer	2024	437,100	—	22,512	69,857	—	7,180	536,649
(1)	Represents the aggregate grant date fair value of RSU and option awards, as applicable, determined in accordance with the Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation - Stock Compensation, or ASC 718. The grant date fair value for the RSU awards was calculated based on the closing stock price on the date of grant. The assumptions used in calculating the grant date fair value of the option awards are included in the Note entitled “Stock Option Plans” to the Annual Financial Statements included in our Annual Report on Form 10 K for the year ended December 31, 2025.
(2)	The amounts in this column represent annual performance cash bonuses earned in the applicable year.
(3)	The amounts in this column include employer-paid group term life insurance benefits and contributions to employee’s health savings accounts.

Narrative to Summary Compensation Table

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The relative levels of base salary for our named executive officers are designed to reflect each executive officer’s scope of responsibility and accountability with us. The base salary amounts for our named executive officers during 2025 were as follows:

Dr. Gilad	$594,880
Mr. Hamill	$454,272

Dr. Gilad and Mr. Hamill each received base salary increases of 4.0%, reflecting market-based increases. Please see the “Salary” column of the 2025 Summary Compensation Table above for actual amounts paid in 2025.

Non-Equity Incentive Plan Compensation

Each of our named executive officers are eligible to receive an annual performance cash bonus based on the achievement of pre-established corporate and individual objectives as determined by our Board and our Compensation Committee, in consultation with the Pay Governance for prior fiscal years and upon review of the recommendations of our CEO for our other named executive officers. For 2025, the corporate performance goals related to completion of certain clinical development goals with regard to clinical programs and completion of certain corporate business and investor relations goals. At the beginning of the performance year, each officer is assigned a target bonus expressed as a percentage of his base salary. Actual bonus payments may be higher or lower than the target bonus amount, as determined by our Board or Compensation Committee, based on the achievement of the pre-established corporate and individual objectives. The target bonus potential, as a percentage of base salary, in 2025 for Dr. Gilad and Mr. Hamill were 50% and 40% respectively.

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In determining the amount of the annual cash bonuses, our Compensation Committee determines the level of achievement of the corporate goals and individual goals for each year. In determining the level of achievement for our named executive officers other than the CEO, our Compensation Committee also reviews and considers the recommendations of our CEO.

On January 30, 2026, the Compensation Committee determined the level of achievement of goals and approved final bonus amounts payable to the named executive officers. Please see the “Non-Equity Incentive Plan” column of the 2025 Summary Compensation Table above for actual annual performance bonus amounts paid in 2025.

Equity Compensation

We have historically awarded equity compensation to our named executive officers based on their performance in the form of time-vesting stock options and restricted stock units. Generally, grants of equity awards are made on the basis of level of responsibility, continued service to the Company and performance. The equity awards are subject to time-based vesting, contingent upon the named executive officer’s continued employment with the Company, with vesting subject to acceleration in limited circumstances as further explained below in the “Outstanding Equity Awards at Fiscal Year-End” table. The Compensation Committee determines equity awards after considering Company and individual performance. For 2025 awards, the Compensation Committee also considered information and recommendations provided by Pay Governance for prior fiscal years. With respect to our named executive officer other than our CEO, the Compensation Committee also considers the recommendations of our CEO when determining grant levels. During 2025, Dr. Gilad and Mr. Hamill received incentive equity grants in the form of RSUs and stock options under our 2019 Stock Incentive Plan.

Our stock option awards have a maximum term of 10 years and typically vest over a four-year period subject to the continued service of the employee through the applicable vesting date, with 25% of the stock options vesting on the first anniversary of the grant date and the remaining 75% of the stock options vesting ratably over the remaining 36 months. The RSUs granted to the named executive officers and certain other executives vest in three equal tranches on the first, second and third anniversaries of the date of grant, subject to the continued service of the employee through the applicable vesting date. The Compensation Committee believes these vesting arrangements encouraged our named executive officers to continue service with us for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

The Compensation Committee, also awards RSUs to our named executive officers. Generally, RSUs granted to the named executive officers vest on the first, second, and third anniversaries of the date of grant, subject to the continued service of the named executive officer through the applicable vesting date.

There were no repricings or cancellations of any of our named executive officers’ outstanding equity awards during 2025 or 2024. In addition, we did not engage in modifications to any of our named executive officers’ outstanding equity awards during 2025 or 2024.

Employee Benefits

Other than our 401(k) plan described below, the named executive officers are eligible to participate in employee benefits and insurance programs generally made available to full-time employees of the Company. We currently provide broad-based health and welfare benefits including health, life, disability, vision, and dental insurance.

We do not provide any perquisites to our named executive officers. Because no perquisite was paid to any named executive officer, perquisites are not quantified in the “Summary Compensation Table” and “All Other Compensation” column above.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2025

The following table summarizes the number of shares of common stock underlying outstanding option awards and the number of shares of common stock underlying outstanding RSU awards for each named executive officer as of December 31, 2025. As of December 31, 2025, none of our named executive officers held any other outstanding equity awards with respect to the Company.

		Option Awards					Stock Awards
							Number of		Market Value
		Number of	Number of				Shares or		of Shares or
		Securities	Securities				Units of		Units of
		Underlying	Underlying	Option			Stock That		Stock That
		Unexercised	Unexercised	Exercise		Option	Have Not		Have Not
	Grant	Options (#)	Options (#)	Price		Expiration	Vested		Vested
Name	Date	Exercisable (1)	Unexercisable (1)	($)		Date	(#)		($) (2)
Oren Gilad, Ph.D.	5/30/2018	2,557	—	8.80		5/29/2028
	7/28/2022	6,351	1,084	21.80	(3)	7/27/2032	1,689	(4)	1,440.72
	3/9/2023	11,000	5,000	5.08	(3)	3/8/2033	1,334	(4)	1,137.90
	3/28/2024	11,769	15,131	6.69	(3)	3/27/2034	4,483	(4)	3,824.00
	3/27/2025	—	26,900	2.20	(3)	3/26/2035	6,725	(4)	5,736.43
John P. Hamill	1/30/2023	12,931	14,056	9.92	(3)	1/29/2033	4,498	(4)	3,836.79
	3/28/2024	—	13,460	6.69	(3)	3/27/2034	2,243	(4)	1,913.28
	3/27/2025	—	13,460	2.20	(3)	3/26/2035	3,365	(4)	2,870.35

(1)	Twenty-five percent of these options vested or are scheduled to vest on the one-year anniversary of the grant date, with the remaining options scheduled to vest in equal monthly installments over the remaining 36 months, subject to the named executive officer’s continued service through the applicable vesting date.
(2)	The amounts in this column are determined by multiplying (i) the number of RSUs shown in the previous column by (ii) $0.85 (the closing price of the Company’s common stock on December 31, 2025).
(3)	These options are subject to accelerated vesting in the event the executive’s employment is terminated by us without “cause” or by the executive due to “good reason” within 12 months following a change in control.
(4)	These RSUs are scheduled to vest in one-third annual increments on each anniversary of the grant date, subject to the named executive officer’s continued service through the applicable vesting date. These RSUs were subject to accelerated vesting in full upon death, disability or a change in control of the Company and additional pro-rata vesting for a termination without cause prior to the one-year anniversary of the grant date with respect to the portion of the RSU that was scheduled to vest on the one-year anniversary of the grant date.

Potential Payments Upon Termination or Change in Control

As of December 31, 2025, we were party to employment agreements with Dr. Gilad and Mr. Hamill. These agreements set forth the initial terms and conditions of each executive’s employment with us, including base salary, target annual bonus opportunity and standard employee benefit plan participation. The Compensation Committee determined the terms of the employment agreements after considering the input of the Compensation Committee’s independent consultant and the Company’s historical practices. Except as noted below, these employment agreements provided for “at will” employment. The terms “cause,” “good reason” and “change in control” referred to below are defined in each named executive officer’s employment agreement. The following summary describes the employment agreements with Dr. Gilad and Mr. Hamill as in effect as of December 31, 2025. The employment agreements also provide for a Section 280G “better-of provision” such that payments or benefits that each or our named executive officers receives in connection with a change in control will be reduced to the extent necessary to avoid the imposition of any excise tax under Sections 280G and 4999 of the Code if such reduction would result in greater after-tax payment amount for such named executive officer.

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Oren Gilad, Ph.D.

We entered into an employment agreement with Dr. Gilad which became effective in May 2022. Dr. Gilad’s employment agreement provides for “at will” employment, an initial base salary of $500,000 per year, an annual target bonus opportunity equal to 50% of his base salary, and participation in Aprea’s long-term equity incentive program. Under the terms of Dr. Gilad’s employment agreement, in the event that he is terminated by us without “cause” or he terminates his employment for “good reason,” he will be entitled to receive, upon execution and effectiveness of a release of claims, (i) continued payment of his then-current base salary for a period of 12 months following termination, (ii) an annual bonus for the year of termination equal to his target annual bonus opportunity and prorated based on the number of days in the calendar year that have elapsed prior to the date of termination, and (iii) a direct payment by us of the medical, vision and dental coverage premiums due to maintain any COBRA coverage for which he and his dependents are eligible and for which he has appropriately elected through the earlier of (x) 12 months following termination and (y) the date he becomes employed by another entity or individual. Upon a termination without “cause” or due to “good reason,” during the 12-month period following a “change of control,” Dr. Gilad is entitled to 18 months of continued base salary and reimbursement for COBRA coverage premiums rather than 12 months.

If we terminate Dr. Gilad with cause, he resigns without good reason or he terminates due to death or disability, then he will not be entitled to receive severance benefits.

Under the employment agreement, Dr. Gilad is prohibited from disclosing our confidential information and is subject to non-competition and non-solicitation restrictive covenants for 12 months post-termination.

The Compensation Committee reviewed our executives’ annual base salary and increased Dr. Gilad’s annual base salary to $594,880, effective as of January 1, 2025.

John P. Hamill

We entered into an employment agreement with Mr. Hamill which became effective on January 30, 2023 and was subsequently amended on March 25, 2025. Mr. Hamill’s employment agreement provides for “at will” employment, an initial base salary of $420,000 per year, an annual target bonus opportunity equal to 40% of his base salary, and participation in Aprea’s long-term equity incentive program. Under the terms of Mr. Hamill’s employment agreement, in the event that he is terminated by us without “cause” or he terminates his employment for “good reason,” he will be entitled to receive, upon execution and effectiveness of a release of claims, (i) continued payment of his then-current base salary for a period of 12 months following termination, (ii) an annual bonus for the year of termination equal to his target annual bonus opportunity and prorated based on the number of days in the calendar year that have elapsed prior to the date of termination, and (iii) a direct payment by us of the medical, vision and dental coverage premiums due to maintain any COBRA coverage for which he and his dependents are eligible and for which he has appropriately elected through the earlier of (x) 12 months following termination and (y) the date he becomes employed by another entity or individual. Upon a termination without “cause” or due to “good reason,” during the 12-month period following a “change of control,” Mr. Hamill is entitled to 18 months of continued base salary and reimbursement for COBRA coverage premiums rather than 12 months and all unvested equity grants shall immediately accelerate and become fully vested.

If we terminate Mr. Hamill with cause, he resigns without good reason or he terminates due to death or disability, then he will not be entitled to receive severance benefits.

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Under the employment agreement, Mr. Hamill is prohibited from disclosing our confidential information and is subject to non-competition and non-solicitation restrictive covenants for 12 months post-termination.

The Compensation Committee reviewed our executives’ annual base salary and increased Mr. Hamill’s annual base salary to $454,272, effective as of January 1, 2025

PRACTICES RELATED TO THE GRANT OF EQUITY AWARDS

Annual grants of equity awards to NEOs and other employees are generally decided during the Compensation Committee and Board meetings held in the first quarter, with the grants becoming effective within 2 days of filing the Company’s Form 10-K. Annual grants of equity awards to directors are generally decided during the Compensation Committee meetings held on the date of our annual shareholder meeting, with the grants becoming effective on the date of the meeting when they are approved. Special grants approved by the Compensation Committee are effective either on a specified future date (such as a hire date or promotion date), or on the approval date.

Occasionally, special circumstances may lead the Compensation Committee to issue annual equity awards outside the usual March timeline. In these cases, neither the Board nor the Compensation Committee take into account material non-public information when determining the timing or terms of stock option awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation.

During 2025, we did not grant stock options (or similar awards) to any NEO during any period beginning four business days before and ending one business day after the filing of any company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any company Form 8-K that disclosed any material non-public information.

RETIREMENT PLAN

We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) Plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. The 401(k) plan authorizes employer discretionary match contributions. No employer match contributions were made during 2025. Other than the 401(k) plan, we do not provide any qualified or non-qualified retirement or deferred compensation benefits to our employees, including our named executive officers.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO (1) $	Compensation Actually Paid to PEO $	Average Summary Compensation Table Total for non-PEO NEOs (1) $	Average Compensation Actually Paid to non- PEO NEOs (2) $	Value of Initial Fixed $100 Investment Based On Total Shareholder Return $	Net Loss ($ thousands)
2025	657,259	541,081	367,201	329,660	$ 12.89	(12,600)
2024	760,091	643,106	492,193	378,219	$ 49.70	(12,959)
2023	877,430	847,567	654,192	547,739	$ 71.00	(14,287)
(1)	Dr. Gilad served as our principal executive officer (“PEO”) for 2024 and 2024. Our non-PEO named executive officers (“NEO”) included Mr. Hamill and Dr. Mirza for 2024 and Mr. Hamill and Scott Coiante for 2023. Mr.

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Coiante ceased serving as our Senior Vice President, Chief Financial Officer and Secretary on January 30, 2023, but remained employed with us through March 31, 2023, to ensure a smooth transition of his duties and responsibilities.
(2)	The following amounts were deducted from / added to Summary Compensation Table (“SCT”) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (“CAP”) to our PEO and average CAP to our non-PEO NEOs. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2023	2024	2025
SCT Total	$877,430	$760,091	$657,259
- Grant Date Fair Value of Equity Awards Granted in Fiscal Year	($80,480)	($184,601)	($58,373)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Equity Awards Granted in Fiscal Year	$76,400	$83,726	$20,800
± Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Fiscal Years	($13,062)	($23,273)	($53,287)
+ Fair Value at Vesting of Equity Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0
± Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($12,721)	$7,163	($25,318)
- Fair Value as of Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
+ Dividends or Other Earnings Paid on Equity Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0	$0	$0
Compensation Actually Paid	$847,567	$643,106	$541,081

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2023	2024	2025
Average SCT Total	$654,192	$492,193	$367,201
- Grant Date Fair Value of Equity Awards Granted in Fiscal Year	($165,563)	($116,479)	($14,604)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Equity Awards Granted in Fiscal Year	$79,341	$20,947	$5,204
± Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Fiscal Years	$0	($16,884)	($21,655)
+ Fair Value at Vesting of Equity Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0
± Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$0	$866	($6,486)
- Fair Value as of Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	($20,231)	($2,424)	$0
+ Dividends or Other Earnings Paid on Equity Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0	$0	$0
Average Compensation Actually Paid	$547,739	$378,219	$329,660

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Charts of Cap Versus Performance Metrics

The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s TSR during the period 2023 to 2025.

The chart below illustrates the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Income during the period 2023 to 2025.

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EQUITY COMPENSATION PLAN INFORMATION

The following sets forth information regarding our equity plans as of December 31, 2025:

	Number of		Weighted Average	Number of Securities
	Securities to be Issued Upon		Exercise Price of	Remaining Available
	Exercise of Outstanding		Outstanding Options,	for Future Issuance
	Options,		Warrants and	Under Equity
Plan Category	Warrants and Rights		Rights	Compensation Plans
Equity Compensation Plans Approved by Security Holders	842,129	(1)	$52.78	180,880
Equity Compensation Plans Not Approved by Security Holders	—		—	—
Total	842,129		$52.78	180,880
(1)	Includes shares issuable pursuant to outstanding stock options (647,388) and outstanding RSUs (31,008) under our 2019 Stock Incentive Plan, as well as, 163,733 shares issuable pursuant to outstanding stock options under the Atrin Pharmaceuticals LLC 2016 Amended and Restated Equity Compensation Plan which we assumed in connection with that certain Agreement and Plan of Merger, dated as of May 16, 2022 by and among us, ATR Merger Sub I Inc., ATR Merger Sub II LLC, and Atrin Pharmaceuticals, Inc.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the employment agreements with our named executive officers and other payments made to our named executive officers, all as described above under the section entitled ‘‘Executive Compensation,’’ compensation paid to directors as described above in the section titled ‘‘Director Compensation,’’ there were no transactions since January 1, 2025 or any currently proposed transactions, to which we have been a participant, in which:

●	the amounts exceeded or will exceed the lesser of $120,000 and 1% of the average of Aprea’s total assets at year-end for the fiscal years ended December 31, 2025, and 2024; and
●	any of the directors, executive officers or holders of more than 5% of the respective capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Our Audit Committee is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction entered into by us to ensure continued appropriateness. This responsibility is set forth in our Audit Committee charter. A related party transaction will only be approved if the members of the Audit Committee determine that the transaction is in our best interests. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction. In addition, the Audit Committee will review these transactions under our Code of Conduct, which governs conflicts of interests, among other matters, and is applicable to our employees, officers and directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of April 21, 2026, the Record Date, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the Summary Compensation Table above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on 12,382,776 shares of our common stock outstanding as of the Record Date. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of the Record Date to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
5% or Greater Stockholders
Sphera(1)	1,347,103	9.99%
Soleus Capital Master Fund, LP(2)	1,374,335	9.99%
Soleus Private Equity Fund III,L.P.(3)	1,374,335	9.99%
Entities associated with Vestal Point Capital, LP{(4)	1,374,335	9.99%
Squadron Master Fund LP(5)	1,374,335	9.99%
Lytton-Kambara Foundation(6)	1,374,335	9.99%
AIGH Partners(7)	1,374,335	9.99%
WVP Emerging(8)	1,374,335	9.99%

Named Executive Officers and Directors
Oren Gilad, Ph.D.(9)	486,580	3.90%
John P. Hamill (10)	137,439	1.10%
Jean-Pierre Bizzari(11)	13,545	*
Marc Duey (12)	288,436	2.31%
Michael Grissinger (13)	14,183	*
Gabriela Gruia, M.D.(14)	13,545	*
John B. Henneman III (15)	27,089	*
Rifat Pamukcu, M.D. (16)	40,865	*
Richard Peters, M.D., Ph.D. (17)	260,099	2.07%
Bernd R. Seizinger, M.D., Ph.D. (18)	61,715	*

All executive officers and directors as a group (10 persons)(19)	1,343,496	10.49%
*	Less than 1%

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(1)	Based on information disclosed in a Schedule 13F filed with the SEC on February 17, 2026, by Sphera Funds Management Ltd., Sphera Biotech Master Fund LP beneficially owns (i) 270,000 shares of common stock and (ii) 788,740 shares of common stock issuable upon exercise of warrants subject to a beneficial ownership blocker of 9.99%. Sphera Biotech GP LP (the “General Partner”) is the general partner of Sphera Biotech Master Fund LP. Sphera Global Healthcare Management LP is the general partner of the General Partner and acts as the Investment Manager for Sphera Biotech Master Fund and holds voting and investment power over the shares held by Sphera Biotech Master Fund. Accordingly, Sphera Global Healthcare Management LP may be deemed to have beneficial ownership of the shares held by Sphera Biotech Master Fund LP. Sphera Global Healthcare Management LP disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. Sphera Global Healthcare Management LP acts as the Investment Manager for Sphera Global Healthcare Master Fund and holds voting and investment power over the shares held by Sphera Global Healthcare Master Fund. Accordingly, Sphera Global Healthcare Management LP may be deemed to have beneficial ownership of the shares held by Sphera Global Healthcare Master Fund LP. Sphera Global Healthcare Management LP disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. The principal business address of Sphera Biotech Master Fund LP and Sphera Global Healthcare Master Fund LP is 4 Yitzhak Sadeh, Entrance A, 29th Floor, Tel Aviv 6777520, Israel.
(2)	Soleus Capital Master Fund, L.P. (“Soleus Master Fund”) holds (i) pre-funded warrants to purchase up to 9,913,259 shares of common stock and (ii) common warrants to purchase up to 9,913,259 shares of common stock, each of which are subject to a beneficial ownership blocker of 9.99%. Soleus Capital, LLC is the sole general partner of Soleus Master Fund; Soleus Capital Group, LLC (“SCG”) is the sole managing member of Soleus Capital, LLC; Soleus Capital Management, L.P. (“SCM”) is the investment manager for Soleus Master Fund; and Soleus GP, LLC is the sole general partner of SCM. Guy Levy is the sole managing member of each of SCG and Soleus GP, LLC. Each of Soleus Capital, LLC, SCG, SCM, Soleus GP, LLC and Mr. Levy disclaims beneficial ownership of the securities held by Soleus Master Fund, except to the extent of their pecuniary interest therein. The address for Soleus Master Fund is 100 Field Point Road, Suite 200, Greenwich, CT 06830.
(3)	Soleus Private Equity Fund III, L.P. (“Soleus PE Fund”) holds (i) pre-funded warrants to purchase up to 2,478,314 shares of common stock and (ii) common warrants to purchase up to 2,478,314 shares of common stock, each of which are subject to a beneficial ownership blocker of 9.99%. Soleus Private Equity GP III, LLC is the sole general partner of Soleus PE Fund, Soleus PE GP III, LLC is the sole manager of Soleus Private Equity GP III, LLC, SCM is the investment manager for Soleus PE Fund, and Soleus GP, LLC is the sole general partner of SCM. Guy Levy is the sole managing member of each of Soleus PE GP III, LLC and of Soleus GP, LLC. Each of Mr. Levy, Soleus PE GP III, LLC, Soleus Private Equity GP III, LLC, SCM and Soleus GP, LLC disclaims beneficial ownership of the securities held by Soleus PE Fund except to the extent of their pecuniary interest therein. The address for Soleus PE Fund is 100 Field Point Road, Suite 200, Greenwich, CT 06830.
(4)	Vestal Point Master Fund, L.P. holds (i) pre-funded warrants to purchase up to 5,695,602 shares of common stock and (ii) common warrants to purchase up to 5,695,602 shares of common stock, each of which are subject to a beneficial ownership blocker of 9.99%. An account affiliated with Vestal Point Capital, LP holds (i) pre-funded warrants to purchase up to 5,456,814 shares of common stock and (ii) common warrants to purchase up to 5,456,814 shares of common stock. The address for Vestal Point Master Fund, LP is 632 Broadway, Suite 602, New York, NY 10012.
(5)	Squadron Master Fund LP holds (i) pre-funded warrants to purchase up to 6,195,786 shares of common stock and (i) common warrants to purchase up to 6,195,786 shares of common stock, each of which are subject to a beneficial ownership blocker of 9.99%. Squadron Capital Management, LLC, which serves as investment adviser to private funds, including but not limited to Squadron Master Fund LP (collectively, the “Funds”), may be deemed to be the beneficial owner of all shares of Common Stock held by the Funds. Matthew Sesterhenn and William Blank, as Partners of Squadron Capital Management, LLC, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all shares of common stock held by the Funds. Pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended, Squadron Capital Management, LLC and Mr. Sesterhenn and Mr. Blank expressly disclaim beneficial ownership. The principal place of business of Squadron Master Fund LP is c/o Squadron Capital Management, LLC 999 Oakmont Plaza Drive, Suite 600 Westmont, IL 60559.

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(6)	Lytton-Kambra Foundation holds (i) 901,773 shares of common stock, 43,403 of which are held directly by Laurence Lytton, (ii) pre-funded warrants to purchase up to 2,986,508 shares of common stock, and (iii) common warrants to purchase up to 3,982,052 shares of common stock. Laurence Lytton, the President of the Lytton-Kambara Foundation, has the power to vote and dispose of the securities held by Lytton-Kambara Foundation. The principal place of business of Lytton-Kambara Foundation is 467 Central Park West 17-A, New York, NY 10025.
(7)	AIGH Investment Partners, LP holds (i) 915,244 shares of common stock, (ii) pre-funded warrants to purchase up to 3,246,775 shares of common stock, and (iii) common warrants to purchase up to 4,102,909 shares of common stock. The pre-funded warrants and common warrants are each subject to a beneficial ownership blocker of 9.99%. Mr. Orin Hirschman is the managing member of AIGH Capital Management, LLC, a Maryland limited liability company (“AIGH CM”), who is an advisor with respect to securities held by AIGH Investment Partners, LP (“AIGH LP”). Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH CM, directly held by AIGH LP and directly held by Mr. Hirschman and his family. The address for AIGH CM, AIGH LP and Mr. Hirschman is 6006 Berkeley Avenue, Baltimore, Maryland 21209.
(8)	WVP Emerging Manager Onshore Fund, LLC – AIGH Series holds (i) 100,297 shares of common stock, (ii) pre-funded warrants to purchase up to 1,453,309 shares of common stock, and (iii) warrants to purchase up to 1,523,381 shares of common stock. Mr. Orin Hirschman is the managing member of AIGH Capital Management, LLC, a Maryland limited liability company (“AIGH CM”), who is a sub-advisor with respect to securities held by WVP Emerging Manager Onshore Fund, LLC – AIGH Series. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH CM and directly held by Mr. Hirschman and his family directly. The address for AIGH CM and Mr. Hirschman is 6006 Berkeley Avenue, Baltimore, Maryland 21209.
(9)	Consists of (i) 366,996 shares of common stock, held by Dr. Gilad, (ii) 1,800 shares common stock held by Dr. Gilad’s adult children, (iii) 44,766 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (iv) Tranche A common stock purchase warrants to purchase 1,000 shares of common stock, (v) Tranche B common stock purchase warrants to purchase 1,000 shares of common stock, (vi) common warrants to purchase 49,559 shares of common stock and (vii) prefunded warrants to purchase 21,459 shares of common stock. Dr. Gilad disclaims beneficial ownership of the shares held by his adult children.
(10)	Consists of (i) 30,069 shares of common stock, held by Mr. Hamill, (ii) 33,704 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (iii) Tranche A common stock purchase warrants to purchase 505 shares of common stock, and (iv) Tranche B common stock purchase warrants to purchase 505 shares of common stock, (v) common warrants to purchase 41,678 shares of common stock and (vi) prefunded warrants to purchase 30,978 shares of common stock.
(11)	Consists of (i) 12,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date and (ii) 1,045 shares of common stock issuable upon the exercise of RSU’s exercisable within 60 days of the Record Date.
(12)	Consists of (i) 254,810 shares of common stock held by Mr. Duey, (ii) 602 shares of common stock held by Mr. Duey’s wife, (iii) 300 shares common stock held by Mr. Duey’s adult child, (iv) 10,220 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (v) 1,045 shares of common stock issuable upon the exercise of RSU’s exercisable within 60 days of the Record Date and (vi) common warrants to purchase 21,459 shares of common stock.
(13)	Consists of (i) 1,844 shares of common stock held by Mr. Grissinger, (ii) 11,294 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date and (iii) 1,045 shares of common stock issuable upon the exercise of RSU’s exercisable within 60 days of the Record Date.
(14)	Consists of 12,500 shares of common stock held by Dr. Bizzari issuable upon the exercise of stock options exercisable within 60 days of the Record Date and (ii) 1,045 shares of common stock issuable upon the exercise of RSU’s exercisable within 60 days of the Record Date.

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(15)	Consists of (i) 9,184 shares of common stock held by Mr. Henneman, (ii) 10,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (iii) 1,045 shares of common stock issuable upon the exercise of RSU’s exercisable within 60 days of the Record Date (iv) Tranche A common stock purchase warrants to purchase 3,430 shares of common stock, and (v) Tranche B common stock purchase warrants to purchase 3,430 shares of common stock.
(16)	Consists of (i) 4,401 shares of common stock held by Dr. Pamukcu, (ii) 14,108 shares of common stock held by ZNZ Holdings LLC, of which Dr. Pamukcu serves as Managing Partner, (iii) 21,311 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date and (iv) 1,045 shares of common stock issuable upon the exercise of RSU’s exercisable within 60 days of the Record Date.
(17)	Consists of (i) 2,074 shares of common stock held by Dr. Peters, (ii) 9,150 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (iii) 1,045 shares of common stock issuable upon the exercise of RSU’s exercisable within 60 days of the Record Date (iv) common warrants to purchase 123,915 shares of common stock and (v) prefunded warrants to purchase 123,915 shares of common stock.
(18)	Consists of (i) 44,730 shares of common stock held by Dr. Seizinger, (ii) 9,080 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (iii) 1,045 shares of common stock issuable upon the exercise of RSU’s exercisable within 60 days of the Record Date (iv) Tranche A common stock purchase warrants to purchase 3,430 shares of common stock, and (v) Tranche B common stock purchase warrants to purchase 3,430 shares of common stock.
(19)	Consists of shares and stock options described in the applicable notes above.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers (as defined under Section 16(a) of the Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based on our records and other information, we believe that each of our executive officers, directors and certain beneficial owners of our common stock complied with all Section 16(a) filing requirements applicable to them during 2025 on a timely basis.

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board of Directors does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the proxy card confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board of Directors at the date this proxy statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS OR NOMINATIONS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal or nominate a director for election at next year’s Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2027 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal or nomination no earlier than February 16, 2027, and no later than the close of business on March 18, 2027. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. In addition to satisfying the requirements of our Bylaws, to comply with the universal proxy rules once effective, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2027. To be eligible for inclusion in our proxy materials under Rule 14a-8, shareholder proposals must be received by the Company not later than the close of business on February 16, 2027, and must satisfy all other requirements of Rule 14a-8.

AVAILABILITY OF MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the consolidated financial statements, has been filed with the SEC and provides additional information about us. It is available on our corporate website at www.aprea.com and you may request a paper copy (excluding exhibits) without charge upon written request to Chief Financial Officer, Aprea Therapeutics, Inc., 3805 Old Easton Road, Doylestown, PA 18902. In addition, our 2025 Annual Report on Form 10-K is available to registered holders of our common stock at www.proxyvote.com.

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Appendix A

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

APREA THERAPEUTICS, INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Aprea Therapeutics, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved and adopted said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED: That the first paragraph of Article IV of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“4.1 Authorized Capital Stock. That, effective on the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[_____] reverse stock split of the Corporation’s common stock, $0.001 par value per share (the “Common Stock”), shall become effective, pursuant to which each [_____] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. In lieu thereof, at the Effective Time, any stockholder who would otherwise be entitled to a fractional share of post-Reverse Stock Split Common Stock as a result of the Reverse Stock Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Stock Split Common Stock otherwise issuable to such stockholder), shall be entitled to one full share of post-Reverse Stock Split Common Stock for such fractional share of Common Stock. The Reverse Stock Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Stock Split Common Stock resulting from the Reverse Stock Split and held by a single record holder shall be aggregated. Each stock certificate or book entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate or book entry position have been reclassified; provided, however, that each person of record holding a certificate or book entry position that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate or book entry position, a new certificate or book entry position evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate or book entry position shall have been reclassified.

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The total number of shares of all classes of stock which the Corporation shall have authority to issue is 440,000,000 shares, consisting of (i) 400,000,000 shares of Common Stock and (ii) 40,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this [__] day of June, 2026.

APREA THERAPEUTICS, INC.

By:	/s/ Oren Gilad
Oren Gilad
President & Chief Executive Officer

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V94884-P50669 APREA THERAPEUTICS, INC. 3805 OLD EASTON ROAD DOYLESTOWN, PA 18902 ! ! ! For All Withhold All For All Except For Against Abstain For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. APREA THERAPEUTICS, INC. 1. ELECTION OF THREE CLASS I DIRECTORS The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, and 6. The Board of Directors recommends you vote 1 Year on the following proposal: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. 01) Marc Duey 02) Richard Peters, M.D. 03) Bernd R. Seizinger, M.D., Ph.D. 2. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal year 2026. 3. To approve an amendment to the Amended and Restated Certificate of Incorporation and to authorize the Board of Directors to effect a reverse stock split of common stock at a ratio of not less than one-for-three and not more than one-for-eight of the common stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board of Directors in its sole discretion (without reducing the authorized number of shares of the common stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board of Directors in its sole discretion. 4. To approve, by non-binding advisory vote, the compensation of our named executive officers. 5. To approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers. 6. To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3. 1 Year 2 Years 3 Years Abstain ! ! ! ! ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/APRE2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V94885-P50669 Important notice regarding the internet availability of proxy materials for the Annual Meeting of Stockholders. The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/APRE The 2026 Annual Meeting of Stockholders of Aprea Therapeutics, Inc. will be held on Tuesday, June 16, 2026, 9:00 A.M. Eastern Time, virtually via the internet at www.virtualshareholdermeeting.com/APRE2026 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proxy – APREA THERAPEUTICS, INC. 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – June 16, 2026 Oren Gilad, Ph.D. and John P. Hamill, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Aprea Therapeutics, Inc. to be held on June 16, 2026, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Continued and to be signed on the reverse side)